SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Sec 240.14a-11(c)
SMAN CAPITAL TRUST I

(Name of Registrant as Specified in Its Charter)
STANDARD MANAGEMENT CORPORATION

(Name of Person(s) Filing Proxy Statement)
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1)	Title of each class of securities to which transactions applies:

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4)	Proposed maximum aggregate value of Transaction:

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April 8, 2005
To All Holders of SMAN Capital Trust I
 10.25% Preferred Securities:
      The Board of Directors of Standard Management Corporation is seeking your consent at this time to amend the indenture governing our 10.25% junior subordinated debentures held by the SMAN Capital Trust I, one of our consolidated subsidiaries. If adopted, the amendment would provide us additional financing flexibility by allowing us to enter into certain business transactions, such as the sale of substantially all of our assets, without the acquirer of such assets being required to assume our responsibilities under the indenture.
      As described in the accompanying consent solicitation statement, we have entered into an agreement with Capital Assurance Corporation for the sale of our principal insurance subsidiary, Standard Life Insurance Company of Indiana. Our board of directors believes that such transaction is in the best interests of Standard Management and our security holders. If this sale is completed, it could be deemed to constitute a sale of substantially all of our assets. Under the current terms of the indenture, such event would require the buyer to assume our obligations under the indenture, a result that neither we nor Capital Assurance desires. We are undertaking this consent solicitation to eliminate this provision from the indenture. However, successful completion of this consent solicitation is not a condition to the sale of Standard Life and even if the requisite number of consents are not received, we intend to continue with the sale of Standard Life to Capital Assurance with Capital Assurance assuming our obligations under the indenture. In addition, we intend to proceed with the proposed amendment, if approved, even if the proposed sale of Standard Life is not completed. We believe the proposed amendment will provide us with greater flexibility in pursuing strategic alternatives to our current business.
      The purpose, effects and text of the amendment are more fully described in the accompanying consent solicitation statement and related materials which you are encouraged to read carefully and in their entirety.
      In accordance with the terms and subject to the conditions set forth in the accompanying consent solicitation statement, if the proposed amendment is approved, we will pay to holders of the preferred securities who consent to the adoption of the proposed amendment, a cash payment equal to 5% of the liquidation amount of preferred securities for which a validly executed and timely delivered consent has been accepted by us and not properly revoked by such holders.
      We request that all consents be returned as promptly as possible and, in any event, no later than 5:00 p.m., New York City time, on May 18, 2005, at which time this solicitation will terminate (unless we decide to extend it).
      Your prompt attention to this matter is greatly appreciated.

Sincerely,

STANDARD MANAGEMENT CORPORATION

Ronald D. Hunter
Chairman of the Board and Chief Executive Officer

STANDARD MANAGEMENT CORPORATION
SOLICITATION OF CONSENTS FROM THE HOLDERS OF
10.25% PREFERRED SECURITIES OF SMAN CAPITAL TRUST I
      Standard Management Corporation, subject to the terms and conditions set forth in this consent solicitation statement, is seeking your consent in writing to enter into a supplemental indenture to the Indenture dated August 9, 2001 (the “Indenture”), between Standard Management Corporation and Deutsche Bank Trust Company Americas (as successor in interest to Bankers Trust Company), to allow Standard Management Corporation to engage in a transaction that constitutes a sale of substantially all of its assets without the acquirer of those assets being required to assume Standard Management’s obligations under the Indenture.
      This consent solicitation statement explains in more detail below the reasons for, and the effects of, your consent to this proposal. Please read this statement and the related materials carefully and in their entirety.
      We will pay to each preferred security holder from whom we receive a duly executed consent in favor of the proposed amendment that is not revoked, a cash payment of $0.50 for each $10.00 liquidation amount of the holder’s preferred securities. For example, if you own $25,000 liquidation amount of preferred securities and consent to the proposed amendment by May 18, 2005 (and do not revoke your consent), if the amendment is approved, you will receive $1,250 from us. These payments will be made as soon as practicable after the execution and delivery of a supplemental indenture effecting the amendment. NO CASH PAYMENTS WILL BE MADE UNLESS THE AMENDMENT IS APPROVED. HOLDERS WHO DO NOT TIMELY CONSENT TO THE AMENDMENT WILL NOT BE ELIGIBLE TO RECEIVE PAYMENT EVEN THOUGH THE AMENDMENT, IF APPROVED THROUGH THE RECEIPT OF REQUISITE CONSENTS, WILL BE BINDING ON THEM.
      The consent of the holders of more than 50% of the aggregate liquidation amount of the preferred securities outstanding as of the record date (which are not revoked) and not held by Standard Management or its affiliates is necessary to approve the amendment. Only preferred security holders of record as of April 4, 2005 are entitled to give or withhold their consent to the proposed amendment. As of the record date, $20.7 million aggregate liquidation amount of the preferred securities were outstanding.
      A form of consent is enclosed for the purposes of giving or withholding your consent to the proposal. Your consent to this proposal is important. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED CONSENT FORM AS SOON AS POSSIBLE IN THE ENCLOSED, POSTAGE PREPAID ENVELOPE. WE REQUEST THAT ALL CONSENTS BE RETURNED AS PROMPTLY AS POSSIBLE AND, IN ANY EVENT, PRIOR TO THE TERMINATION OF THIS SOLICITATION AT 5:00 P.M., NEW YORK CITY TIME, ON MAY 18, 2005. Your prompt attention to this matter is greatly appreciated.
      Regardless of whether the amendment is approved, the preferred securities will continue to be outstanding. The change sought to be effected by this amendment will not alter SMAN Capital Trust I’s obligation to pay the liquidation amount of and distributions on the preferred securities or alter the redemption terms or maturity date thereof.

The Information Agent is:
Innisfree M&A Incorporated

The date of this consent solicitation is April 8, 2005.

      The delivery of this consent solicitation statement will not under any circumstances create any implication that the information contained in this consent solicitation statement is correct as of any time subsequent to the date hereof or that there has been no change in this information or in our affairs since the date hereof.
      No person has been authorized to give any information or to make any representations in connection with the solicitation other than as expressly set forth in this consent solicitation statement. Any information or representation not set forth in this consent solicitation statement or in a supplement hereto is not authorized and should not be relied upon.
      Unless the context indicates otherwise, all references in this consent solicitation statement to “we,” “us,” “our” and the “Company” refer to Standard Management Corporation and its subsidiaries, on a consolidated basis.

SUMMARY
      The following summary is qualified in its entirety by the more detailed information contained elsewhere in this consent solicitation statement.

The Solicitation	We are conducting this consent solicitation to obtain the requisite consents to amend the Indenture governing our 10.25% junior subordinated debentures held by SMAN Capital Trust I (the “Trust”) to allow us to engage in a transaction that constitutes a sale of substantially all of our assets without the acquirer of those assets being required to assume our obligations under the Indenture.

Proposed Sale of Standard Life	On February 9, 2005, we entered into a definitive stock and asset purchase agreement with Capital Assurance Corporation (“Capital Assurance”) providing for the sale of 100% of the capital stock of our principal insurance subsidiary, Standard Life Insurance Company of Indiana (“Standard Life”), and three surplus debentures in the aggregate principal amount of $27.0 million, to Capital Assurance for consideration with a value of approximately $79.5 million, subject to adjustment, consisting of (i) cash (ii) the assumption of approximately $21 million of intercompany indebtedness and (iii) $5 million of 7% cumulative exchangeable preferred stock of Capital Assurance.

The sale of Standard Life could be deemed to be a sale of substantially all of our assets. Under the current terms of the Indenture, such event would require Capital Assurance, as the buyer, to assume our obligations under the Indenture, a result that neither we nor Capital Assurance desires. We are undertaking this consent solicitation to amend the Indenture to allow for the sale of Standard Life without the buyer’s assumption of our obligations under the Indenture. The sale of Standard Life is not conditioned upon the successful completion of this consent solicitation. In the event requisite consents to the amendment are not received, we intend to continue with the sale of Standard Life to Capital Assurance, and, in such event, we have the right to require Capital Assurance to assume our obligations under the Indenture.

We intend to make the proposed amendment if the requisite consents are received, regardless of whether or not the proposed sale of Standard Life is completed.

The sale of Standard Life is subject to regulatory approvals and the approval of our shareholders. We have distributed to our shareholders a separate proxy statement regarding the proposed sale of Standard Life, which contains additional details about the transaction. We encourage you to read our proxy statement regarding the sale of Standard Life. See “Where You Can Find Additional Information and Incorporation of Documents by Reference.”

Voluntary Delisting from Nasdaq and Termination of Exchange Act Reporting	In the event we do not receive the requisite consents to amend the Indenture, we have the right, and we currently anticipate that we would exercise such right, to require Capital Assurance to assume our obligations under the Indenture in connection with the sale of Standard Life. In such event, we have agreed, however, that prior to Capital Assurance’s assumption of our obligations, we will cause the Trust to voluntarily delist the preferred securities from the Nasdaq National Market and to terminate the Trust’s registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In such event, and unless Capital Assurance decides to continue such listing and registration, the preferred securities will no longer be traded on Nasdaq and the Trust would not be required to file detailed financial and operational information with the Securities and Exchange Commission (the “SEC”), which information is currently included in our quarterly reports on Form 10-Q and annual reports on Form 10-K filed with the SEC. This would likely greatly reduce the existing market for the preferred securities which would also greatly reduce the liquidity of an investment in the preferred securities.

Delisting the preferred securities from the Nasdaq National Market and terminating the Trust’s registration under the Exchange Act will have no effect on your rights as a preferred security holder and all preferred securities will remain outstanding.

Although we currently anticipate that we will exercise our right to require Capital Assurance to assume our obligations under the Indenture if the requisite consents are not received, we are not required to take such action.

Our Business After the Sale of Standard Life	Historically, nearly all of our revenues have been generated from our financial services business (principally the sale of insurance products) and nearly all of our operations in that segment have been conducted through Standard Life. If the sale of Standard Life is completed, we will focus principally all of our efforts on our health services business, which we commenced in 2002. We have included in this consent solicitation statement, beginning on page P-1, unaudited pro forma financial information that shows the estimated effect of the sale of Standard Life on our consolidated financial statements.

Consent Payments	Upon the terms and subject to the conditions set forth in this consent solicitation statement and in the related consent form, we will pay to each preferred security holder from whom we receive a duly executed consent that is not revoked a cash payment of $0.50 for each $10.00 liquidation amount of the holder’s preferred securities if the amendment is approved. For example, if you own $25,000 liquidation amount of preferred securities and consent to the proposed amendment by May 18, 2005 (and do not revoke your consent), if the amendment is approved and effected, you will receive $1,250 from us. This payment will be made as soon as practicable after the execution and delivery of a supplemental indenture. Each payment to be made to a consenting holder will be made by check and delivered by first class mail to the address specified on the consent form. We reserve the right to delay making consent payments, in whole or in part, to comply with any applicable law. Moreover, if we terminate this solicitation, as described in “— Consent Solicitation Period; Termination” below, no consent payments will be made, irrespective of whether the requisite consents were received.

Under no circumstances will we make any consent payment to any person who delivers a consent form marked “Do Not Consent” unless, prior to the end of the consent solicitation period, such person delivers (and does not revoke) a subsequently dated consent form marked to indicate a “Consent” to the proposed amendment.

No cash payments will be made, however, unless the proposed amendment is approved and effected.

Consent Solicitation Period; Termination	In order to be effective, properly executed consents must be received no later than 5:00 p.m., New York City time, on May 18, 2005, unless we extend the consent solicitation period. We may extend the consent solicitation period at any time and from time to time in our discretion, including on a daily basis, until 5:00 p.m., New York City time, on the date on which the requisite consents are received, and the solicitation may be terminated at any time (including after the consent solicitation period and prior to the execution and delivery of the supplemental indenture) in our sole discretion, whether or not the requisite consents have been received. Any extension, termination or amendment of the consent solicitation period, or delay in making any consent payments, will be followed as promptly as practicable either by notice delivered to registered holders or by public announcement thereof.

Conditions to Proposed Amendment; Effectiveness	The effectiveness of the proposed amendment is conditioned upon:

• the receipt of the consent of the holders of more than 50% of the aggregate liquidation amount of preferred securities outstanding;

• our acceptance of the consents; and

• the execution and delivery of a supplemental indenture to the Indenture.

We will not be deemed to accept any consents unless and until the supplemental indenture to the Indenture is executed and delivered to the trustee. If we and the trustee execute and deliver the supplemental indenture, the proposed amendment will be binding upon all holders of preferred securities, whether or not such holders have delivered consents.

Regardless of whether the proposed amendment becomes effective, the preferred securities will continue to be outstanding.

Record Date	The record date for determining preferred security holders eligible to consent to the proposed supplemental indenture was April 4, 2005.

Consent Procedures	Only (i) registered holders or (ii) any other person who has obtained a proxy which authorizes such person (or any other person claiming title by or through such person) to complete and deliver a consent form with respect to the related preferred securities on behalf of such registered holder, may execute and deliver a consent form indicating whether or not the holder consents to the proposed amendment and, upon the terms and subject to the conditions set forth in this consent solicitation statement, receive consent payments. A beneficial owner who is not the registered holder of preferred securities but who desires to deliver a consent form should either: (i) complete and sign the consent form, or a facsimile thereof (unless such consent form or proxy, as the case may be, is furnished by or for the account of an Eligible Institution) and mail or otherwise deliver the consent form, or such facsimile (together with a duly executed proxy, authorizing such beneficial owner to complete and deliver the consent form with respect to such preferred securities on behalf of the registered holder) to the Information Agent at its address set forth below; or (ii) request the registered holder of such preferred securities to effect the consent for such beneficial owner. See “Information Concerning the Consent Solicitation — Procedures for Giving or Withholding Consents.”

The term “Eligible Institution” means a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. (NASD), or a commercial bank or trust company having an office or correspondent in the United States.

If any holder delivers an executed consent form without indicating whether or not the holder consents to the proposed amendment, such delivery will be deemed to be a consent to the proposed amendment.

With respect to preferred securities registered in the name of Cede & Co., which is the nominee of The Depository Trust Company (commonly referred to as “DTC”), the DTC participants (i.e., brokers, banks and other financial institutions that are participants in DTC) rather than DTC, must execute and deliver the consent form.

Revocation of Consents	Consents can be revoked only by delivering a written notice of revocation to the Information Agent, who is serving as our tabulation agent, prior to the later of the end of the consent solicitation period and our delivery to the trustee of an officer’s certificate in accordance with the Indenture certifying receipt of the requisite consents. Any person who properly revokes a consent will not receive a consent payment, unless and until such person subsequently delivers a consent in accordance with the procedures described under “Information Concerning the Consent Solicitation — Procedures for Giving or Withholding Consents.” The transfer of preferred securities after the record date will not have the effect of revoking the election made in any consent form validly delivered and each properly completed and timely furnished consent form will be counted notwithstanding any transfer of the preferred securities to which such consent form relates, unless the procedure for revoking consents described in this consent solicitation statement has been complied with. Consents received by the Information Agent on or prior to the end of the consent solicitation period relating to any preferred securities will be deemed to revoke any consent form in respect of such preferred securities having an earlier date. See “Information Concerning the Consent Solicitation — Revocation of Consents.”

UNDER NO CIRCUMSTANCES SHOULD ANY PERSON TENDER OR DELIVER TO US, THE TRUSTEE OR THE INFORMATION AGENT ANY PREFERRED SECURITIES WITH THEIR CONSENT FORMS OR OTHERWISE.

Certain Tax Considerations	We believe the only U.S. federal income tax consequence of adoption of the proposed amendment to holders of the preferred securities will be that the full amount of the consent payments would be subject to taxation as ordinary income to those holders who receive it. See “Certain United States Federal Income Tax Consequences.”

No Dissenters’ Rights	If, in accordance with the terms and subject to the conditions set forth in this consent solicitation statement and in the related consent form, the requisite consents are received and the supplemental indenture to the Indenture is executed and delivered to the trustee, non-consenting holders (whether or not they deliver a consent form or otherwise affirmatively do not consent to the proposed amendment) will not be entitled to any rights of appraisal or similar rights of dissenters (whether pursuant to the Indenture or applicable provisions of Delaware law) with respect to adoption of the proposed amendment.

Information; Assistance; Additional Materials	Questions regarding the solicitation, the procedure for consenting, as well as requests for assistance or for additional copies of this consent solicitation statement or the consent form should be directed to the Information Agent, as follows:

Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, NY 10022 Telephone: (888) 750-5834 Telecopier: (212) 750-5799

Delivery of Consent Forms	Each consent form should be delivered to Innisfree M&A Incorporated, the Information Agent (and not to us or the trustee), who has agreed to serve as our tabulation agent for this consent solicitation prior to the end of the consent solicitation period as follows:

Regular or Certified Mail: Innisfree M&A Incorporated P.O. Box 5143 New York, NY 10150-5143

By Hand or by Overnight Mail or Courier: Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, NY 10022

By Facsimile (provided a confirming copy is sent by mail): (212) 750-5799

Delivery of a consent form to an address other than those listed above or on page 16 of this consent solicitation statement or transmission of instructions by facsimile other than as set forth above is not valid delivery of the consent form. However, we reserve the right to accept consent forms delivered by any reasonable means in any form that reasonably evidences the giving of consent.

Risks	Prior to delivering a consent form, you should carefully consider the risk factors beginning on page 8.

THE COMPANY AND THE TRUST
      Standard Management is a diversified holding company that currently conducts its business through two distinct segments: financial services and health services. The financial services segment is primarily involved in the asset accumulation business targeting the retirement-age market. Principally through our wholly owned life insurance subsidiary, Standard Life Insurance Company of Indiana, we develop, market and administer annuity and life insurance products. Historically, substantially all of our business has been conducted in the financial services segment through Standard Life and our other insurance company subsidiaries. If our proposed sale of Standard Life is completed, we will no longer operate in the financial services segment (other than certain de minimus activities). See “Background of the Solicitation.”
      In 2002, we entered the health services segment. The health services segment is operated through our U.S. Health Services Corporation subsidiary. U.S. Health Services distributes pharmaceutical products and services to institutions, point of care programs, contract repackaging services and consumers. Following the successful completion of our sale of Standard Life, we intend to focus virtually all of our operations in the health services segment.
      SMAN Capital Trust I is a Delaware business trust and a consolidated subsidiary of Standard Management. We control the day to day operations of the Trust. The Trust’s sole asset is our 10.25% junior subordinated debentures, which we sold to the Trust concurrently with the Trust’s issuance of the preferred securities to public investors.
      Our principal executive offices and those of the Trust are located at 10689 North Pennsylvania Street, Indianapolis, Indiana 46280. Our telephone number at that location is (317) 574-6200.
      For additional information about us, our business and our financial condition, we urge you to read our 2004 Annual Report on Form 10-K, which has been delivered with this consent solicitation statement and is incorporated herein by reference.

RISK FACTORS
      You should carefully consider the risks and uncertainties described below, the risks factors relating to our operations and our industries set forth in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Factors That May Affect Future Results” in our Annual Report on Form 10-K, which has been delivered with this consent solicitation statement, as well as the other information appearing elsewhere in this consent solicitation statement before making a decision whether or not to approve the proposed amendment to the Indenture. The risks and uncertainties described below are intended to highlight risks and uncertainties that are specific to us, but are not the only risks and uncertainties that we face.
Risks Related to the Consent Solicitation

If the requisite consents for approval of the proposed amendment are not received, we may cause the Trust to delist the preferred securities from the Nasdaq National Market and terminate its registration under the Exchange Act, which would likely greatly reduce the liquidity of an investment in the preferred securities.
      If the requisite consents for approval of the proposed amendment to the Indenture are not received, we currently intend to require Capital Assurance to assume our obligations under the Indenture in connection with the sale of Standard Life. In connection therewith, prior to assuming our obligations under the Indenture, we have agreed to cause the Trust to voluntarily delist the preferred securities from the Nasdaq National Market and to terminate its registration under the Exchange Act. Neither the voluntary delisting nor the termination of the Trust’s registration under the Exchange Act requires the consent of the preferred security holders. Delisting the securities from Nasdaq would likely have the effect of greatly reducing the existing market for the preferred securities and, thus, the liquid nature of an investment in the preferred securities, and could result in a decrease in the trading prices of the preferred securities. Inclusion of the preferred securities on the Nasdaq National Market provides investors an organized trading market to buy and sell the preferred securities. Without the information regarding pricing and the involvement of market makers provided by the listing on the Nasdaq National Market, you may be unable to find a potential buyer for your preferred securities or readily determine the current market value of the preferred securities. In addition, if the Trust’s registration under the Exchange Act is terminated, there will be less publicly available information about the Trust and the preferred securities. As a result, holders of the preferred securities will have less information regarding their investment and potential investors may be reluctant to purchase preferred securities without information regarding the Trust, including financial statements, currently included in our reports filed under the Exchange Act.

The proposed amendment, if approved, would allow us to sell substantially all of our assets without the acquirer of those assets assuming our obligations under the Indenture. Our business remaining after such a transaction may not be able to generate sufficient cash flows from operations with which to make the payment of distributions on the preferred securities.
      The proposed amendment would allow us to sell substantially all of our assets without the acquirer of those assets assuming our obligations under the Indenture. In the event of such a transaction, including, potentially, the proposed sale of Standard Life, our business remaining after the sale may not be able to generate sufficient cash flows from operations to make the distribution payments on our junior subordinated debentures held by the Trust, which are then paid by the Trust to you as the holder of the Trust’s preferred securities. In the event we do not generate sufficient cash flows to make the requisite distributions to the preferred security holders, we may be forced to use cash on hand or obtain other financing to make such payments. While we believe that we will have sufficient cash on hand if the Capital Assurance transaction is consummated, we can provide no assurance that, if necessary, we would be able to obtain sufficient alternative financing to make such distributions.

If a preferred security holder does not consent to the proposed amendment, and the proposed amendment is approved, such holder will not receive a consent fee and will be bound by the proposed amendment.
      If the requisite consents are received and the other conditions to the effectiveness of the proposed amendment are satisfied, all holders of the preferred securities, including holders who did not execute a consent or deliver a consent form indicating that they “Do Not Consent,” will be bound by the proposed amendment. However, preferred security holders who do not timely deliver a valid consent approving the proposed amendment will not be entitled to receive a consent fee.
BACKGROUND OF THE SOLICITATION
      From the time of our initial public offering in 1993 until 2002, we have operated solely in the financial services sector. The vision of our board of directors and management, however, was to become a diversified holding company, operating as well in other industries complementary to Standard Life’s insurance business. In furtherance of this goal, the board and management from time to time considered adding other businesses, but investigated only those they thought provided the best opportunity to expand both the existing and the new lines of business.
      In the fall of 2001, board member Dr. Martial Knieser, a physician who at the time was Medical Director of Standard Life and also served as Director of Laboratories of St. Vincent Mercy Hospital in Elwood, Indiana, introduced to the board an opportunity to acquire a business that provided direct-to-consumer retail and mail order pharmaceutical products. In early 2002, we created a new subsidiary, U.S. Health Services Corporation, to make this acquisition, which represented our first foray into the health services sector. In approving the acquisition, our board considered the similarities in the demographics of, and potential opportunities to cross-sell to, the customers of the new health services business and the existing insurance business, which by this time had largely stopped writing new life policies and focused instead on managing Standard Life’s in force policies and marketing and selling annuity products.
      In early summer of 2002, we announced the sale of our international insurance operations which would ultimately deliver approximately $25 million in net proceeds and in June 2002, our common stock reached an eight-year high of $9 per share. For the remainder of 2002, however, our stock price steadily declined along with the rest of the U.S. stock market, ultimately settling in the $3 per share range. From an operational standpoint, the extended decline of the U.S. capital markets in general and declining yields in the debt markets in particular, had a materially negative impact on us. Beginning in the second quarter of 2002, we began to report persistent quarterly losses stemming from the realization of capital losses in Standard Life’s investment portfolio, which ultimately aggregated over $70 million. These losses were primarily the result of historically high and increasing default rates in fixed income securities. At the same time, however, Standard Life experienced significant growth in annual annuity premium production, which required additional capital to support, but we faced market conditions at the time that made it difficult to raise the necessary capital. As a result, we struggled to both increase our capital to support our existing insurance business and fund growth in both of our operating segments as well as maintain Standard Life’s A.M. Best financial strength rating.
      In the late summer and fall of 2002, we continued to make several small acquisitions of complementary businesses in the health services sector and our board and management became more optimistic about the growth opportunities for our health services offerings. The board believed that the performance of our health services business would likely be more within its control, unlike that of the insurance business which was heavily dependent on the performance of the investment portfolio and the effects of an unstable bond market, as well as the constantly changing assessment criteria of the rating agencies. However, even as we continued to build our health services platform in 2003 with additional small acquisitions, as a whole these businesses had not yet begun to produce the revenues and customer base we anticipated.
      During the first half of 2003, we were continually investigating alternatives for raising capital to fund the expansion of our health services operations. We met with various investment banking firms to solicit input on the viability of raising capital for both the financial services and health services businesses. At this time, we were faced with a number of challenges in securing the capital needed to maximize long-term shareholder value. As a small public company with thinly traded stock we believed (and continue to believe) that our stock price does not accurately reflect the intrinsic value of our business.
      Faced with a variety of challenges, including those related to continued funding of two operating segments, on October 6, 2003, the board authorized the engagement of the investment banking firm Raymond James & Associates to provide general financial advisory services related to the Company’s broad review of financial and strategic alternatives that might be available to us. Following a meeting with representatives of Raymond James, our board discussed a variety of strategic alternatives including raising capital for both business segments, entering into a joint venture or possibly selling Standard Life. During this meeting, the board considered for the first time the long-term feasibility of successfully operating in its two current business segments. Among other things, the board considered that the two distinct lines of business had very different capital requirements, vastly different regulatory restrictions and likely attracted investors with very different expectations and risk tolerances. The board instructed Raymond James to investigate the sale of all or a portion of the financial services business.
      Our board of directors was aware of the fact that the Indenture contained provisions that made it difficult for the Company to enter into certain types of transactions that the board may believe to be beneficial to the Company and all of its securityholders. In particular, Section 8.1 of the Indenture prohibits us from conveying or transferring our properties and assets substantially as an entirety (in more common terms, “selling substantially all of our assets”) to any other person unless such person expressly assumes our payment obligations under the Indenture by entering into a supplemental indenture. Each of the parties with whom we negotiated in respect of a transaction expressed concern about this provision, as a sale of all of or a controlling interest in Standard Life could be deemed to be substantially all of our assets, therefore requiring the buyer to assume our payment obligations on the preferred securities. Our board believes that this provision hindered its ability to negotiate a transaction that it believes to be in the best interest of all of our securityholders. As a result, our board of directors determined that, in order to gain the flexibility it needs to operate the business in the best long-term interest of our securityholders, it should seek an amendment to the Indenture to eliminate this restrictive provision.
      From December 2003 through March 2004, Raymond James solicited indications of interest from parties who might be interested in some type of transaction with the Company. By March 2004, Raymond James had received three bona fide non-binding indications of interest for the acquisition of Standard Life. These indications of interest varied greatly in their proposed structures and valuations and each was carefully considered by the board with the advice of Raymond James. After extensive negotiations with interested parties throughout the summer and fall of 2004, on February 9, 2005, we entered into a definitive stock and asset purchase agreement with Capital Assurance providing for the sale of 100% of the capital stock of Standard Life.
      It is important to note that, although we are required under our agreement with Capital Assurance to undertake this consent solicitation, completion of the sale of Standard Life is not contingent on our receiving the requisite consents to approve the proposed amendment to the Indenture, nor is the completion of this consent solicitation contingent upon the sale of Standard Life to Capital Assurance. In the event we do not receive sufficient consents, we intend to continue with the sale of Standard Life by exercising our right to require Capital Assurance to assume our obligations under the Indenture. In the event we receive the requisite consents to approve the amendment to the Indenture, but we do not complete the proposed sale of Standard Life, we intend to go forward with the proposed amendment to the Indenture. As discussed above, we believe that the proposed amendment will provide us with greater flexibility in pursuing strategic alternatives to our business.
      We believe that the proposed sale of Standard Life will not have an adverse effect on our ability to make payments of principal and interest on the debentures, and subsequently for the Trust to make reciprocal payments on the preferred securities. Although Standard Life currently accounts for a substantial portion of our revenues, we plan to continue our operations in our health services segment and to grow that portion of our business through both internal growth and acquisitions. Following the proposed sale and the application of the net cash proceeds, we expect to have approximately $27.5 million in cash on hand, which will be used as working capital to execute our business plan. We believe that our cash on hand will be sufficient to cover the approximately $2 million in distributions owed per year on the preferred securities.
THE PROPOSED AMENDMENT
      Set forth below is a summary description of the proposed amendment to the Indenture governing the junior subordinated debentures, which are the sole assets held by the Trust. Because the following is a summary, it does not include all of the information that is included in the supplemental indenture and the applicable provisions of the Indenture. The text of the proposed supplemental indenture is attached as Annex A to this consent solicitation statement and is incorporated into this section by reference. We or the Information Agent will provide, upon request and free of charge, copies of the Indenture. We encourage you to read both the supplemental indenture and the relevant provisions of the Indenture carefully and in their entirety.
Proposed Amendment to Eliminate the Requirement that an Acquirer of Substantially All of Our Assets Assume Our Obligations Under the Indenture
      Section 8.1 of the Indenture currently prohibits us from consolidating with or merging into any other person or conveying, transferring or leasing our properties and assets substantially as an entirety to any other person unless such person expressly assumes, by executing and delivering to the trustee a supplemental indenture, the due and punctual payment of the principal of (and premium, if any) and interest on the debentures and the performance of our covenants under the Indenture.
      The proposed supplemental indenture will revise Section 8.1 of the Indenture to delete all references to the prohibition against our conveying, transferring or leasing our properties and assets substantially as a whole without the acquirer thereof assuming our obligations under the Indenture. As revised, in the event we sell substantially all of our assets and the acquirer does not assume our obligations under the Indenture, we will still be responsible for payment of all principal and interest on the debentures held by the Trust after any such sale, lease or other conveyance. As revised, we will still have the right, however, in the case of a sale of substantially all of our assets, to transfer our obligations under the Indenture to the purchaser of substantially all of our assets.
      The proposed amendment will have no effect on the current prohibition in Section 8.1 of the Indenture on our consolidating with or merging into another person without that person assuming our obligations under the Indenture. Only the prohibition against the transfer of substantially all of our assets will be amended.
Anticipated Effects of the Proposed Amendment
      The primary effect of amending the Indenture to allow us to sell substantially all of our assets without the acquirer of those assets assuming our obligations is that it will provide us with greater flexibility in determining strategic alternatives for our future operations. In connection with the proposed sale of Standard Life, the amendment would provide us with additional working capital than we would otherwise have if Capital Assurance assumed our obligations under the Indenture, which would result in a decrease in the net proceeds received from the sale of Standard Life.
      Elimination of the restriction on the sale of substantially all of our assets may increase the risk to preferred security holders of receiving distributions owed on their securities or their liquidation amount. If the proposed sale of Standard Life to Capital Assurance is completed, we will no longer have any meaningful operations in our financial services segment. As a result, we will have fewer assets from which to derive revenues to meet our debt obligations, including interest payments on the debentures and the subsequent distribution payments by the Trust on the preferred securities. For the year ended December 31, 2004, approximately 94% of our total revenues were derived from our financial services segment. We have included, beginning on page P-1 of this consent solicitation statement, unaudited pro forma financial information that shows the estimated effect of the sale of Standard Life on our consolidated financial statements. You should carefully review the unaudited pro forma financial information and the notes thereto. Unless distributions are deferred under the terms of the Indenture and the amended and restated trust agreement, non-payment of any distribution when due will still remain an event of default on both the debentures and the preferred securities. We will take all reasonable steps necessary when entering into any transaction that would result in the sale of substantially all of our assets, including the proposed sale of Standard Life to Capital Assurance, to ensure our ability to continue to make timely payments on the debentures and the Trust’s ability to continue to make timely payments on the preferred securities.
Effective Date of the Supplemental Indenture and the Amendment to the Amended and Restated Trust Agreement
      If the proposed amendment is approved, the effective date of the amendment will be the day that we and the trustee execute the supplemental indenture to the Indenture.
Consent Required
      Pursuant to Section 9.2 of the Indenture, so long as the junior subordinated debentures are held by the Trust, any amendment to the Indenture that would affect the rights of security holders of the Trust requires the consent of the Trust’s securityholders. As a result, pursuant to Section 10.2 of the amended and restated trust agreement under which the preferred securities were issued, the proposed amendment to the Indenture requires the consent of holders of more than 50% of the aggregate liquidation amount of preferred securities outstanding as of the record date. As of the record date, $20.7 million aggregate liquidation amount of the preferred securities were outstanding. Preferred securities held by us and or our affiliates are not deemed “outstanding” for purposes of determining whether or not the requisite consents have been received. As described under the heading “Principal Preferred Security Holders and Ownership by Management,” as of the record date, two of our directors own or have investment power over $660,000 liquidation amount of preferred securities. As a result, such securities will not be counted when determining whether or not the requisite consents to the proposed amendment have been received. If we obtain the necessary consents, we, along with the trustee, will be authorized to execute the supplemental indenture to the Indenture.
Current Defaults
      We are not aware of any current defaults or events of default under the Indenture and you are not being asked to waive any default or event of default.
VOLUNTARY DELISTING OF THE PREFERRED SECURITIES FROM THE
NASDAQ NATIONAL MARKET AND TERMINATION OF THE TRUST’S REGISTRATION
UNDER THE EXCHANGE ACT
      Currently, the preferred securities are quoted on the Nasdaq National Market under the symbol “SMANP” and the Trust is registered under the Exchange Act. As a result, the Trust is required to make periodic filings with the SEC regarding, among other things, the Trust’s financial and operating condition. Because the Trust is our consolidated subsidiary, the information about the Trust required to be included in Exchange Act reports is included in our filings made with the SEC under the Exchange Act, including our annual report on Form 10-K and our quarterly reports on Form 10-Q. The filing of such Exchange Act information regarding the Trust is necessary to maintain the listing of the preferred securities on the Nasdaq National Market. In addition, the quotation of the preferred securities on Nasdaq helps create a market for the preferred securities, making it easier for investors to buy and sell the preferred securities.
      In connection with the sale of Standard Life, we have the right to require Capital Assurance to assume our obligations under the Indenture in connection with Capital Assurance’s acquisition of Standard

Life. In such event, we have agreed, however, that prior to Capital Assurance’s assumption of our obligations, we will cause the Trust to voluntarily delist the preferred securities from Nasdaq and to terminate its registration under the Exchange Act. If the requisite consents for the proposed amendment to the Indenture are not received, we currently anticipate that we will exercise this right and require Capital Assurance to assume our obligations under the Indenture so that we may complete the sale of Standard Life.
      Under the terms of the Indenture and the amended and restated trust agreement under which the preferred securities were issued, neither the delisting of the preferred securities nor the termination of the Trust’s registration under the Exchange Act requires the consent of the preferred security holders. Further, the Trust’s registration under the Exchange Act may be terminated because the preferred securities are currently held of record by less than 300 persons. If the Trust’s registration under the Exchange Act is terminated, you will no longer be entitled to receive the information about the Trust that is required under the Exchange Act and that is included in our Exchange Act reports. Capital Assurance, as the obligor under the Indenture, would still be required to provide the trustee under the Indenture with certain, limited information pursuant to the terms of the Indenture and the Trust Indenture Act of 1939, as amended. However, as a general matter, such information is significantly less than what is required to be included in Exchange Act reports.
      Termination of the preferred securities’ listing on the Nasdaq National Market will also likely greatly reduce the existing market for the preferred securities which also would greatly reduce the liquidity of an investment in the preferred securities. Inclusion of the preferred securities on the Nasdaq National Market provides investors an organized trading market to buy and sell the preferred securities. Without the information regarding pricing and the involvement of market makers provided by the listing on the Nasdaq National Market, investors may be unable to locate a potential buyer for their preferred securities or readily determine the current market value of the preferred securities. In addition, because there will be less publicly available information about the Trust and the preferred securities, potential investors may be reluctant to purchase the preferred securities without information regarding the Trust, including financial statements, currently included in our reports filed under the Exchange Act.
      If the proposed amendment to the Indenture is approved, we intend to cause the Trust to continue the preferred securities’ listing on the Nasdaq National Market. We reserve the right, however, to cause the Trust to voluntarily delist the preferred securities from the Nasdaq National Market and or terminate the Trust’s registration under the Exchange Act at any time.
INFORMATION CONCERNING THE CONSENT SOLICITATION
      This consent solicitation statement and related materials are being mailed to preferred security holders beginning on or about April 8, 2005. Your consent is important. A form of consent is enclosed for your use.
      YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STANDARD MANAGEMENT CORPORATION TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED CONSENT FORM IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. You may also deliver the enclosed consent form, or a facsimile thereof, to the Information Agent, who will serve as our tabulation agent, via hand delivery, overnight courier or facsimile transmission (provided a confirming copy is sent by mail). The enclosed consent form must be received by the Information Agent no later than 5:00 p.m., New York City time, on Wednesday, May 18, 2005. We reserve the right, however, in our sole discretion to extend this date as discussed in more detail below under the heading “— Procedures For Giving or Withholding Consents.”
Consent Fee
      Registered preferred security holders whose properly executed consents are received by the Information Agent before the end of the consent solicitation period described below and not revoked will be eligible to receive a cash payment of $0.50 for each $10 liquidation amount of the holder’s preferred securities. For example, if you own $25,000 liquidation amount of preferred securities and consent to the proposed amendment by May 18, 2005 (and do not revoke your consent), if the proposed amendment is approved, and we and the trustee execute the supplemental indenture, you will receive $1,250 from us. This payment will be made as soon as practicable after the execution and delivery of the supplemental indenture. No consent fees will be paid unless the proposed amendment is approved and we enter into a supplemental indenture to effect the proposed amendment. Each payment to be made to a consenting holder will be made by check and delivered by first class mail to the address specified on the consent form. We reserve the right to delay making consent payments, in whole or in part, to comply with any applicable law. If we terminate this consent solicitation, even after the requisite number of consents have been received, no consent payments will be made. In addition, under no circumstances will we make any consent payment to any person who delivers a consent form with “Do Not Consent” marked thereon with respect to the proposed amendment unless, prior to the end of the consent solicitation period, such person delivers and does not properly revoke a subsequently dated consent form marked to indicate a “Consent” to the proposed amendment.
      PREFERRED SECURITY HOLDERS WHO DO NOT TIMELY CONSENT TO THE PROPOSED AMENDMENT WILL NOT BE ELIGIBLE TO RECEIVE THIS CONSENT PAYMENT EVEN THOUGH APPROVAL OF THE AMENDMENT, IF APPROVED THROUGH THE RECEIPT OF THE REQUISITE CONSENTS, WILL BE BINDING ON THEM.
Record Date
      Preferred security holders of record on the record date are entitled to give or withhold their consent to the amendment described in this consent solicitation statement and to bind all successors and assigns of all or a portion of their preferred securities. The Trust has fixed the close of business on April 4, 2005 as the record date for the determination of preferred security holders entitled to notice of, and to give or withhold their consent to the amendment described in this consent solicitation statement. At the close of business on April 4, 2005, there was $20.7 million in aggregate liquidation amount of preferred securities outstanding. However, preferred securities held by us and or our affiliates will not be deemed “outstanding” for purposes of determining whether or not the requisite consents have been received. We refer you to “Principal Preferred Security Holders and Ownership by Management” for more information on the principal preferred security holders and the ownership of preferred securities by certain of our directors.
Consent Solicitation Period
      The giving or withholding of a consent will not be effective unless the consent form accompanying this consent solicitation statement is completed, dated and signed in accordance with the instructions set forth therein and received by the Information Agent no later than 5:00 p.m., New York City time, on May 18, 2005, unless the consent solicitation period is extended.
      We reserve the right to extend, at any time and from time to time, in our sole discretion, the date (including on a daily basis) and time by which all consent forms must be submitted. We also reserve the right to terminate at any time, in our sole discretion, the consent solicitation, whether or not the requisite consents have been obtained. We will notify you and the trustee in writing or by public announcement of any extension or termination.
Procedures for Giving or Withholding Consents
      Complete Consent Forms. A form of written consent is enclosed with this consent solicitation statement. If you return your consent form within the consent solicitation period and indicate on your consent form that you “Consent” to the supplemental indenture, it will be counted as a consent in favor of the amendment. If you indicate on your consent form that you “Do Not Consent” to the supplemental indenture, it will not be counted as a consent in favor of the proposal. All consent forms that are properly completed, signed and delivered to the tabulation agent before the end of the consent solicitation period and not properly revoked before the end of the consent solicitation period will be given effect in accordance with the specified instructions therein. The Information Agent has agreed to serve as our tabulation agent for this consent solicitation.
      SIGNED CONSENT FORMS THAT DO NOT INDICATE THAT YOU “CONSENT” OR “DO NOT CONSENT” TO THE ADOPTION OF THE SUPPLEMENTAL INDENTURE WILL BE COUNTED AS CONSENTS IN FAVOR OF THE PROPOSED AMENDMENT DESCRIBED IN THIS CONSENT SOLICITATION STATEMENT.
      Registered Holders. Only those persons in whose name preferred securities were registered in the register maintained by the trustee as of the record date, or any other person who has obtained a proxy authorizing such person (or any other person claiming title by or through such person) to complete and deliver a consent form with respect to the related preferred securities on behalf of a registered holder, will be eligible to deliver a consent form and consent to the proposed amendment described in this consent solicitation statement.
      Preferred Securities Held in Nominee’s Name. With respect to securities registered in the name of Cede & Co., which is the nominee of DTC, the DTC participants, who are the brokers, banks and other financial institutions that are participants in DTC, rather than DTC, must execute and deliver the consent form. Beneficial holders whose preferred securities are registered in the name of DTC, must instruct their brokers or other nominees in whose name the preferred securities are registered to consent or withhold their consent for them.
      Validity of Consents. All questions as to the validity, form, eligibility (including time and receipt) and the acceptance of consent forms with respect to the preferred securities will be resolved in the first instance by us. Our determination will be binding, subject only to final review as may be prescribed by the trustee in accordance with the Indenture concerning proof of execution and ownership. We reserve the absolute right to reject any or all consent forms and revocations that are not in proper form or the acceptance of which could, in the judgment of our counsel, be unlawful. We also reserve the right, subject to final review as the trustee may prescribe in accordance with the provisions of the Indenture for proof of execution and ownership, to waive any irregularities or conditions of delivery as to particular consent forms or revocations of consents. Unless waived, any irregularities in connection with the deliveries must be cured within such time as we determine. Neither we, the trustee, the Information Agent, nor any other person will be under any duty to provide notification of any such irregularities or waiver, nor shall we, the trustee, the Information Agent or any other person incur any liability for failure to give notification. Deliveries of such consent forms or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. Our interpretation of the terms and conditions of the consent solicitation will be final and binding.

      Where to Send Consent Form. We request that if you are a registered preferred security holder, you consent to the proposed amendment described in this consent solicitation statement by completing, signing, dating and sending via first class mail, hand delivery, overnight courier, or facsimile transmission (provided a confirming copy is sent by mail) the enclosed form of consent, or a facsimile thereof, to the Information Agent, who has agreed to serve as our tabulation agent. The Information Agent’s address is:

Via First Class Mail or Certified Mail:	In Person or by Hand:
Innisfree M&A Incorporated	Innisfree M&A Incorporated
P.O. Box 5143	501 Madison Avenue, 20th Floor
New York, NY 10150-5143	New York, NY 10022
Via Facsimile
(Confirming Copy Required):
(212) 750-5799
      If your preferred securities are held in the name of a broker, bank or other nominee, we request that you consent to the proposed amendment described in this consent solicitation statement by completing, signing, dating and mailing the enclosed form of consent, or a facsimile thereof, to your broker or other nominee. Your broker or nominee will, in turn, complete, sign, date and send a form of consent to the Information Agent at the above address.
      WE WILL NOT BE DEEMED TO HAVE ACCEPTED ANY CONSENT UNLESS AND UNTIL THE SUPPLEMENTAL INDENTURE HAS BEEN EXECUTED AND DELIVERED BY THE TRUSTEE AND US. IF WE AND THE TRUSTEE EXECUTE AND DELIVER THE SUPPLEMENTAL INDENTURE, THE PROPOSED AMENDMENT WILL BE BINDING UPON ALL HOLDERS OF OUTSTANDING SECURITIES OF THE TRUST, WHETHER OR NOT THE HOLDERS HAVE DELIVERED CONSENTS.
Revocation Of Consents
      We encourage you to consider your decision whether to consent to the proposed amendment described in this consent solicitation statement carefully. Once your written consent has been received by the Information Agent, you may revoke it at any time until the later of:

•	5:00 p.m., New York City time, on May 18, 2005, as extended by us in our sole discretion; or

•	the time that the trustee receives from us an officer’s certificate in accordance with the provisions of the Indenture certifying receipt of the requisite consents.
      You may revoke your consent by:

•	giving written notice of your revocation to the Information Agent; or

•	filing a revoking instrument or a duly executed consent form bearing a later date with the Information Agent.
      The revocation (or, if the person furnishing the revocation is not the registered holder, the irrevocable proxy), to be effective, must be executed by the registered holder of the preferred securities in the same manner as the name of the registered holder appears on the preferred securities to which the revocation relates. If a revocation is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, this person must so indicate when signing and must submit with the revocation appropriate evidence of authority to execute the revocation. A beneficial owner of preferred securities who is not the registered holder must arrange with the registered holder to execute and deliver on his, her or its behalf a revocation of any consent already given with respect to such preferred securities, or obtain an irrevocable proxy from the registered holder authorizing the beneficial holder to revoke his, her or its consent in accordance with the procedures described in this consent solicitation statement.
      A revocation of a consent previously furnished may only be rescinded by the execution and delivery of a properly completed and timely consent form. A person who has delivered a revocation may thereafter deliver a new consent by following one of the described procedures therefor (see “— Procedures for Giving or Withholding Consents”) at any time on or prior to the end of the consent solicitation period.
      Prior to the execution and delivery of the supplemental indenture, we intend to consult with the Information Agent to determine whether it has received any revocations of consents. We reserve the right to contest the validity of any revocations. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of revocations of consents will be determined by us in our sole discretion, which determination will be conclusive and binding on all interested parties.
Transfers of Preferred Securities after the Record Date
      Any consent form signed and dated by a registered preferred security holder will bind all beneficial owners and all transferees of either registered or beneficial owners of preferred securities. The transfer of preferred securities after the record date will not have the effect of revoking the election made in any consent form previously validly given, and each consent will be counted despite the transfer of the preferred securities to which the consent relates, unless the procedure for revoking consents described above has been complied with.
No Dissenters’ Rights
      Under the Indenture and Delaware law, you are not entitled to any dissenters’ rights with respect to the proposal.
Our Discretion and Reservation of Rights
      We reserve the right in our sole discretion:

•	to terminate the consent solicitation, whether or not the requisite consents have been received, at any time (including after the end of the consent solicitation period) prior to the execution and delivery of the supplemental indenture to the Indenture by us and the trustee by giving oral or written notice of such termination to the trustee;

•	to extend the consent solicitation period; and

•	to amend, at any time or from time to time, the terms of the consent solicitation, which may require a new solicitation of consents.
      Subject to the foregoing, if the requisite consents are received (and not properly revoked) as of the end of the consent solicitation period, we presently intend to deliver to the trustee an officer’s certificate in accordance with the provisions of the Indenture certifying such receipt and promptly thereafter to execute and deliver the supplemental indenture.
      Any extension, termination or amendment of the solicitation will be followed as promptly as practicable either by notice delivered to registered holders or by public announcement. Without limiting the generality of the foregoing, we, in the case of any public announcement, will have no obligation to publish, advertise or otherwise disseminate any information in respect of the solicitation other than by means of issuing a press release.
Other Terms and Conditions of the Indenture
      Except as expressly provided in the proposed amendment contained in the supplemental indenture, all other terms and conditions of the Indenture will remain in full force and effect.

Consent Solicitation Costs
      The cost of soliciting consents, including the preparation, assembly and mailing of this consent solicitation statement, consent form and other materials and the cost of forwarding these materials to the beneficial owners of the preferred securities, as well as the payment of the consent fee, will be borne by us.
      We have retained Innisfree M&A Incorporated to act as Information Agent to provide information and services to holders in connection with the consent solicitation and as tabulation agent to receive, tabulate and verify consents. For such services, we have agreed to pay reasonable and customary fees and to reimburse the Information Agent for its reasonable out-of-pocket expenses in connection with such services. We have agreed to indemnify the Information Agent against certain liabilities and expenses in connection with this consent solicitation.
Role of Trustee
      The trustee is not a party to this consent solicitation statement. The trustee will not advise you concerning our request for your consent contained in this consent solicitation statement.
Information, Assistance and Additional Materials
      Questions relating to the procedure for delivering consent forms or the consent solicitation, as well as requests for assistance or additional copies of this consent solicitation statement or the consent form, should be directed to the Information Agent, as follows:
Preferred Security Holders (Toll-Free):
(888) 750-5834
Banks and Brokers (Call Collect):
(212) 750-5833
CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES
      The following summary describes certain U.S. federal income tax considerations with respect to this consent solicitation as of the date hereof. This summary assumes the preferred securities are held as capital assets. The summary does not discuss all aspects of federal income taxation that may be important to particular preferred security holders in light of their individual investment circumstances and does not deal with taxpayers subject to special treatment under the tax law, such as dealers in securities or currencies, banks and other financial institutions, hybrid entities, certain former citizens or residents of the United States, individual retirement and other tax-deferred accounts, tax-exempt entities, insurance companies, partnerships or other pass-through entities, persons holding preferred securities as a part of a hedging, integrated, conversion or constructive sale transaction or a straddle, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, U.S. holders that have a functional currency other than the U.S. dollar, corporations that accumulate earnings to avoid federal income tax and persons subject to the alternative minimum tax. In addition, this summary does not discuss any foreign, state or local tax consequences.
      This discussion is based on the Internal Revenue Code and Treasury Regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be repealed, revoked or modified resulting in U.S. federal income tax consequences different from those discussed below.
      No ruling has been or will be sought from the IRS regarding any tax consequences relating to the matters discussed herein. Consequently, no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those summarized below.
      Persons considering consenting to the proposed amendment to the Indenture should consult their own tax advisors concerning the United States federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

Significant Modification
      The U.S. federal income tax consequences to holders that retain preferred securities of the adoption of the proposed amendment depends, in part, upon whether, for U.S. federal income tax purposes, adoption of the proposed amendment constitutes a significant modification to the preferred securities retained by such holders. If the adoption of the proposed amendment does not constitute a significant modification of the preferred securities, the modified preferred securities will be treated as a mere continuation of the original preferred securities for U.S. federal income tax purposes. If adoption of the proposed amendment constitutes a significant modification of the preferred securities, the modified preferred securities will be treated for U.S. federal income tax purposes as having been exchanged for the original preferred securities. None of the Code, U.S. Treasury Regulations or any other relevant authority provide specific guidance on whether the legal rights or obligations that would be altered, and the degree to which they would be altered, upon the adoption of the proposed amendment constitute a significant modification.
      We intend to take the position that the adoption of the proposed amendment does not result in a significant modification and that, therefore, a holder that retains preferred securities should not recognize any gain or loss with respect to the retained preferred securities as a result of the adoption of the proposed amendment, and any such holder should continue to have the same tax basis and holding period with respect to the retained preferred securities as such holder had immediately before the adoption of the proposed amendment. There can be no assurance, however, that the IRS will not take a different position or that any such position, if taken, would not be sustained by a court. If such a position were taken and sustained, then the tax consequences to a holder retaining preferred securities may differ materially from the tax consequences described above, and could include taxable gain on the deemed exchange of the preferred securities, as well as original issue discount on the preferred securities after the deemed exchange. Holders retaining preferred securities are encouraged to consult their tax advisors regarding the risk that adoption of the proposed amendment constitutes a significant modification for U.S. federal income tax purposes, the tax consequences to them if the proposed amendment is so treated, and tax consequences of continuing to hold preferred securities after the adoption of the proposed amendment.
Consent Payment
      There is no authority directly addressing the U.S. federal income tax consequences of receiving a payment similar to the consent payment. The consent payment could be treated as a separate fee for consenting to the proposed amendment or as interest taxable as ordinary income. It is also possible that the consent payment could be treated as additional consideration with respect to the preferred securities, particularly if the adoption of the proposed amendment is viewed as resulting in a significant modification. In that case, the consent payment should be taken into account in computing the holder’s taxable gain or loss.
      We intend to take the position that the consent payments should be treated as a fee for consenting to the proposed amendment. There can be no assurance, however, that the IRS will not take a different position or that any such position, if taken, would not be sustained by a court. Moreover, our treatment of the consent payment is not dispositive of the proper tax treatment of the consent payment by the individual holder of the preferred securities. Holders are encouraged to consult their tax advisors as to the tax treatment of the consent payment.
Backup Withholding
      Under U.S. federal income tax law, to avoid backup withholding, a U.S. holder who receives a consent payment (other than certain exempt recipients, such as corporations) is required to provide the trustee (as payor) with such U.S. holder’s correct taxpayer identification number (“TIN”) on IRS Form W-9, certify that it is not subject to backup withholding, and otherwise comply with applicable requirements of the backup withholding rules. If the U.S. holder is an individual, the TIN is his or her social security number. If the U.S. holder does not provide the trustee with the correct TIN, the

U.S. holder may be subject to penalties imposed by the IRS, and payments that are made to such U.S. holder may be subject to backup withholding. Certain U.S. holders (including, among others, corporations) are not subject to these backup withholding requirements but may be required to provide evidence of their exemption from backup withholding. If backup withholding applies, the trustee is required to withhold 28% of any consent payment made to the U.S. holder. Backup withholding is not an additional tax; any amounts so withheld may be credited against the U.S. federal income tax liability of the U.S. holder subject to the withholding. If backup withholding results in an overpayment of federal income taxes, a refund may be obtained from the IRS provided the required information is furnished in a timely manner.
Other Tax Considerations
      There may be other U.S. federal, state, local or foreign tax considerations applicable to the circumstances of a holder of a preferred security. Accordingly, all holders of preferred securities should consult with their own tax advisors as to any particular tax consequences to them of the proposed amendment and the consent payment.
      THE PRECEDING DISCUSSION OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY, AND DOES NOT CONSTITUTE AND IS NOT A SUBSTITUTE FOR PROFESSIONAL TAX ADVICE. EACH HOLDER OF A PREFERRED SECURITY SHOULD CONSULT HIS, HER OR ITS OWN TAX ADVISOR AS TO THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO HIM, HER OR IT OF THE SOLICITATION.
INTEREST OF DIRECTORS AND EXECUTIVE OFFICERS
      Our directors and executive officers have no substantial interest, direct or indirect, by security holdings or otherwise, in the approval or disapproval of the proposed amendment described in this consent solicitation statement, except as holders of our common stock generally. We believe the approval of the proposed amendment, and the proposed sale of Standard Life, will affect positively the interests of our company generally and the interests of the holders of all of our securities.
PRINCIPAL PREFERRED SECURITY HOLDERS AND OWNERSHIP BY MANAGEMENT
      With the exceptions of Dr. Martial R. Knieser and Mr. Michael B. Browning, who own, or have investment or voting power over, $560,000 and $100,000, respectively, liquidation amount of the preferred securities (which represent 2.71% and .48%, respectively, and 3.19% in the aggregate of the preferred securities outstanding), none of our directors or executive officers beneficially owned any of the preferred securities as of April 4, 2005. To our knowledge, there are no preferred security holders that beneficially owned five percent or more of the aggregate liquidation amount of preferred securities outstanding as of April 4, 2005. In making this assertion, we have relied on the fact that neither a Schedule 13D nor a Schedule 13G has been filed with the SEC with respect to the preferred securities by any beneficial holder as of the date hereof. For purposes of determining whether or not the requisite consents approving the proposed amendment have been received, the preferred securities owned by or over which investment power is controlled by Dr. Knieser and Mr. Browning, will not be deemed “outstanding” under the terms of the Indenture and the amended and restated declaration of trust and, therefore, will not be counted as consents in favor of or against the proposed amendment.

WHERE YOU CAN FIND ADDITIONAL INFORMATION AND
INCORPORATION OF DOCUMENTS BY REFERENCE
      Requests for information concerning this consent solicitation and the procedures for giving or withholding your consent to the proposed amendment described in this consent solicitation statement should be directed to Innisfree M&A Incorporated, our Information Agent, at:

Via First Class Mail or Certified Mail	In Person or by Hand
Innisfree M&A Incorporated	Innisfree M&A Incorporated
P.O. Box 5143	501 Madison Avenue, 20th Floor
New York, NY 10150-5143	New York, NY 10022
Preferred Security Holders (Toll-Free):
(888) 750-5834
Banks and Brokers (Call Collect):
(212) 750-5833
      We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. Please note that the SEC’s website is included in this consent solicitation statement as an active textual reference only, and the information contained on the SEC’s website is not incorporated by reference into this consent solicitation statement and should not be considered to be part of this consent solicitation statement. You may also read and copy any document we file with the SEC at its public reference facility at 450 Fifth Street, N.W., Washington, D.C. 20459. You can also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20459. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facility.
      Certain information that we file with the SEC is incorporated by reference into this consent solicitation statement. The information incorporated by reference is an important part of this consent solicitation statement and information that we subsequently file with the SEC will automatically update and supercede information in this consent solicitation statement and our other filings with the SEC. Our annual report on Form 10-K for the fiscal year ended December 31, 2004, which has already been filed by us with the SEC and has been delivered with this consent solicitation statement, is incorporated herein by reference.
      You may request a copy of any of our SEC filings, other than an exhibit to a filing unless that exhibit is specifically incorporated by reference into that filing, and or the Indenture at no cost, by writing or calling us at the following address: Standard Management Corporation, 10689 Pennsylvania Street, Indianapolis, Indiana 46280, telephone: (317) 574-6200, Attention: Investor Relations.
FORWARD-LOOKING STATEMENTS
      This consent solicitation statement and the documents incorporated herein by reference contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933. The use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “projects,” “should,” “could,” “may,” “plans” and other similar expressions, or the negations thereof, generally identify forward-looking statements. Forward-looking statements include, without limitation, statements relating to our intent and ability to consummate the sale of Standard Life and the effects of the approval of the proposed amendment and the prospects of the Company after a sale of Standard Life when operating only in the health services segment. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those contemplated by the forward-looking statements. Such factors include, but are not limited to those described in this consent solicitation statement under the heading “Risk Factors,” as well as the following:

•	Our ability to satisfy the contractual conditions necessary to consummate the sale of Standard Life.

•	The ability of our management team to successfully operate a health services business with limited experience in that industry.

•	Our ability to expand our health services business both organically and through acquisitions, including our ability to identify suitable acquisition candidates, acquire them at favorable prices and successfully integrate them into our business.

•	General economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect our ability to obtain additional capital when needed and on favorable terms.

•	Our ability to achieve anticipated levels of operational efficiencies at recently acquired companies, as well as through other cost-saving initiatives.

•	Customer response to new products, distribution channels and marketing initiatives.

•	Increasing competition in the sale of our products.

•	The risk factors or uncertainties listed from time to time in any document incorporated by reference herein.
      We caution you that, while forward-looking statements reflect our good faith beliefs, these statements are not guarantees of future performance. In addition, we disclaim any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.
      YOUR CONSENT IS IMPORTANT. Please consent to the proposed amendment described in this consent solicitation statement by marking, signing, dating and promptly returning the enclosed consent form in the envelope provided. No postage is required for mailing in the United States. You may also direct the enclosed consent form, or a facsimile thereof, to the Information Agent via hand delivery, overnight courier or facsimile transmission (provided a confirming copy is sent by mail).
      We thank you in advance for your consideration of this request and your prompt return of your consent form.

By Order of the Board of Directors,

STANDARD MANAGEMENT CORPORATION

Ronald D. Hunter
Chairman of the Board and Chief Executive Officer
April 8, 2005
Indianapolis, Indiana

UNAUDITED PRO FORMA FINANCIAL STATEMENTS
      The following unaudited pro forma condensed consolidated financial statements are presented to illustrate the effects of the sale of Standard Life on our historical financial position and operating results. The following unaudited pro forma condensed consolidated balance sheet of the Company at December 31, 2004 gives effect to the proposed sale and related specific use of proceeds as if it had occurred on that date. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2004 give effect to the proposed sale and related specific use of proceeds as if it had occurred as of January 1, 2004.
      The unaudited pro forma condensed consolidated financial statements have been derived from, and should be read in conjunction with, our historical consolidated financial statements, including the accompanying notes. Those financial statements are included in our annual report on Form 10-K for the year ended December 31, 2004, which we have delivered with this consent solicitation statement and which is incorporated herein by reference.
      The following unaudited pro forma condensed consolidated financial statements are presented only for informational purposes. As a result, the accompanying unaudited pro forma condensed consolidated financial statements are not necessarily indicative of our financial position or results of operations that would have occurred had the sale and related transactions been consummated as of the dates indicated. The pro forma statements are estimates only, and may not necessarily reflect the actual operations of our two segments on a stand-alone basis.
      In all cases, the assumed purchase price is $83 million which includes an estimated upward purchase price adjustment of $3.5 million.

Standard Management Corporation
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of December 31, 2004

		Pro Forma
	Historical	Adjustments(1)		Pro Forma

	(Dollars in thousands)
ASSETS:
Investments:
Securities available for sale	$1,661,277	$(1,658,896)		$2,381
Preferred stock of Capital Assurance	—	5,000	(2)	5,000
Mortgage and policy loans	11,602	(11,602)		—
Real estate	1,524	(186)		1,338
Other investments	10,791	(9,809)		982

Total investments	1,685,194	(1,675,493)		9,701
Cash and cash equivalents	9,557	18,144	(3)	27,701
Accrued investment income	16,005	(16,005)		—
Amounts due and recoverable from reinsurers	34,945	(34,945)		—
Deferred policy acquisition costs	159,923	(159,923)		—
Present value of future profits	14,250	(14,250)		—
Goodwill and intangibles	8,823	(3,826)		4,997
Property and equipment	11,905	(1,205)		10,700
Federal income tax recoverable	1,843	(1,843	)(4)	—
Deferred income taxes	151	(151)		—
Other assets	5,300	(688)		4,612

Total assets	$1,947,896	$(1,890,185)		$57,711

LIABILITIES:
Insurance policy liabilities	$1,825,894	$(1,824,736)		$1,158
Accounts payable and accrued expenses	7,637	(6,000)		1,637
Mortgage payable	6,607	(500	)(5)	6,107
Notes payable	27,004	(19,071	)(6)	7,933
Federal income taxes payable	22	(22)		—
Payable to subsidiary trust issuer of “company obligated trust preferred securities”	20,700	—		20,700

Total liabilities	1,877,864	(1,850,329)		37,535
SHAREHOLDERS’ EQUITY:
Common stock and additional paid in capital	64,369	—		64,369
Treasury stock	(7,703)	—		(7,703)
Accumulated other comprehensive income	4,895	(4,827	)(7)	68
Retained earnings (deficit)	(1,529)	(35,029	)(8)	(36,558)

Total shareholders’ equity	60,032	(39,856)		20,176

Total liabilities and shareholders’ equity	$1,947,896	$(1,890,185)		$57,711

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Standard Management Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2004

		Pro Forma
	Historical	Adjustments(9)	Pro Forma

	(Dollars in thousands, except share and
	per share data)
REVENUES:
Premium and policy income	$24,691	$(24,691)	$—
Net investment income	83,393	(82,504)	889
Call option income	2,449	(2,449)	—
Net realized investment loss	(283)	(709)	(992)
Sales of goods	7,120	—	7,120
Fees and other income	638	(515)	123

Total revenues	118,008	(110,868)	7,140
EXPENSES:
Benefits and claims	7,954	(8,083)	(129)
Interest credited	56,110	(56,028)	82
Amortization of DAC and PVFP	27,791	(27,791)	—
Other operating expenses	26,388	(9,592)	16,796
Cost of goods sold	5,822	—	5,822
Interest expense and financing cost	4,416	(1,496)	2,920

Total expenses	128,481	(102,990)	25,491
Loss from continuing operations before federal income tax expense	(10,473)	(7,878)	(18,351)
Federal income tax expense	395	(395)	—

Loss from continuing operations	$(10,868)	$(7,483)	$(18,351)

Loss from continuing operations per share — basic and diluted	$(1.36)		$(2.30)
Weighted average shares outstanding for basic and diluted earnings per share	7,973,029		7,973,029
See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

STANDARD MANAGEMENT CORPORATION
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
Pro Forma Adjustments
      The unaudited pro forma consolidated financial statements reflect the following pro forma adjustments:

(1) The pro forma condensed consolidated balance sheet as of December 31, 2004 reflects adjustments that eliminate assets and liabilities of Standard Life as if the sale was consummated on December 31, 2004. Other adjustments, as noted below, reflect the assumed receipt of the estimated purchase price of $83 million and the use of a portion of the cash proceeds to pay down certain indebtedness, reacquire certain assets of Standard Life and pay transaction related costs.

(2) Represents the receipt of $5 million of newly issued cumulative exchangeable preferred stock of Capital Assurance as part of the purchase price in the transaction.

(3) Represents net adjustment to reflect the removal of $8.4 million in Standard Life cash and the addition of $26.5 million in net cash proceeds after application of the gross cash proceeds for the purposes described below, assuming all amounts were as of December 31, 2004. As of December 31, 2004, the Company would have used approximately $30.9 million of the $57.4 million of gross cash proceeds to reduce approximately $19.1 million of its notes payable, purchase Standard Life assets of $6 million, pay transaction related expenses of $4.3 million, pay $1.0 million in incentive payments in connection with the trust preferred consent and use $.5 million to reduce the principal amount outstanding under the mortgage on the home office.

(4) No pro forma adjustment was made for the potential income tax benefits associated with the capital loss we expect to realize upon the sale of Standard Life because those benefits are uncertain and depend on whether we will have sufficient capital gains over the following five years.

(5) Represents the payment of $.5 million to reduce the principal amount outstanding under the mortgage on our home office.

(6) Represents the payoff of $18.5 million of senior notes payable and $.6 million of other notes payable, each of which were amounts outstanding at December 31, 2004. We expect that only $17.7 million of senior notes payable will be outstanding when the proposed transaction is consummated.

(7) Represents elimination of other comprehensive income of $4.8 million related to the unrealized gain on securities available for sale.

(8) Represents the estimated accounting loss expected to be realized upon the sale of Standard Life as if the sale occurred on December 31, 2004. We estimate that the loss on sale will be approximately $35 million when the proposed transaction is consummated.

(9) The pro forma condensed consolidated statement of operations for the year ended December 31, 2004 reflects the elimination of the operating results of Standard Life as if the proposed sale had been consummated as of January 1, 2004. For the year ended December 31, 2004, our historical results of operations have been adjusted to eliminate Standard Life’s net income of $2.2 million and to reflect a reduction of a net $5.3 million related to expenses paid by Standard Life to Standard Management in the form of management fees, rent and taxes that will not continue and reduced interest expense. No pro forma adjustments were made for the potential income tax benefits associated with the increased pro forma loss from continuing operations before federal income tax expense (benefit) because the realization of those benefits is uncertain and depends on whether we will have sufficient taxable operating income in the future.

ANNEX A
SUPPLEMENTAL INDENTURE
      THIS SUPPLEMENTAL INDENTURE (the “Supplemental Indenture”) is executed as of this                     day of                     , 2005, by Standard Management Corporation, an Indiana corporation (“Standard”) and Deutsche Bank Trust Company Americas (successor in interest to Bankers Trust Company), as Trustee under the indenture referenced below (the “Trustee”).
      WHEREAS, Standard, as issuer, has heretofore entered into an Indenture, dated as of August 9, 2001 (the “Indenture”), with the Trustee pursuant to which the Trustee acts as trustee for the Holders of Standard’s 10.25% Junior Subordinated Debentures due 2031 (the “Debentures”);
      WHEREAS, SMAN Capital Trust I, a Delaware business trust and a subsidiary of Standard (the “Trust”), is the Holder of all outstanding Debentures;
      WHEREAS, Section 9.2 of the Indenture provides that so long as the Trust is the Holder of Debentures, Standard and the Trustee may amend or supplement the Indenture with the consent of the Holders of a majority of the aggregate liquidation amount of the Preferred Securities issued by the Trust, subject to certain conditions contained therein;
      WHEREAS, pursuant to the Consent Solicitation Statement dated April      , 2005 (the “Statement”), Standard commenced a solicitation to obtain the consent of not less than a majority of the aggregate liquidation amount of the Preferred Securities of the Trust (the “Consent Solicitation”) to this proposed amendment (the “Proposed Amendment”) to the Indenture;
      WHEREAS, the Holders of at least a majority of the aggregate liquidation amount of the Preferred Securities outstanding as of April 4, 2005 have consented to the Proposed Amendment as described in this Supplemental Indenture; and
      WHEREAS, pursuant to Section 9.2 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.
      NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows.
      1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
      2. Amendments to the Indenture. The Indenture is hereby amended by deleting Article VIII in its entirety and replacing it with the following:
“ARTICLE VIII
CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
      Section 8.1.     Company May Consolidate, Etc., Only on Certain Terms.
      The Company shall not consolidate with or merge into any other Person, and no Person shall consolidate with or merge into the Company, unless:

(a) if the Company shall consolidate with or merge into another Person, the entity formed by such consolidation or into which the Company is merged shall be an entity organized and existing under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any), and interest (including any Additional Interest) on all the Securities of every series and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

(b) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would constitute an Event of Default, shall have occurred and be continuing; and

(c) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation or merger and any such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of a transaction subject to this Section 8.1, an Officer’s Certificate or Opinion of Counsel to the effect that the surviving, resulting or successor entity is legally bound by the Indenture and the Securities; and the Trustee, subject to Section 6.1, may rely upon such Officers’ Certificates and Opinions of Counsel as conclusive evidence that such transaction complies with this Section 8.1.

      Notwithstanding anything herein to the contrary, upon the conveyance, transfer or lease of the Company’s properties and assets substantially as an entirety to any Person, the Company shall have the right, but not the obligation, to have its obligations under this Indenture assumed by the Person that acquires by conveyance or transfer, or that leases, the properties and assets of the Company substantially as an entirety, so long as the conditions of Section 8.1(a), (b) and (c) set forth above have been satisfied with respect to such assumption of the Company’s obligations hereunder.
      Section 8.2.     Successor Company Substituted.
      (a) Upon any consolidation or merger by the Company with or into any other Person or the assumption, at the Company’s sole option, of the Company’s obligations following any conveyance, transfer or lease by the Company of its properties and assets substantially as an entirety in accordance with Section 8.1, the successor entity formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and in the event of any such conveyance, transfer or lease the Company shall be discharged from all obligations and covenants under the Indenture and the Securities.
      (b) Such successor Person may cause to be executed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities that such successor Person thereafter shall cause to be executed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture.
      (c) In case of any such consolidation or merger, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.”
      3. Related Definitions and References. Pursuant to the Proposed Amendments, all definitions used exclusively in, and all references to, the deleted sections of the Indenture set forth in Section 2 above are also deleted in their entirety, unless otherwise specified.
      4. Receipt by Trustee. In accordance with Sections 9.2 and 9.3 of the Indenture, the Trustee acknowledges that it has received (i) a copy of the resolutions of the Company’s Board of Directors authorizing the execution of this Supplemental Indenture, (ii) satisfactory evidence of the consent of Holders of a majority of the aggregate liquidation amount of the Preferred Securities issued by the Trust to the execution of this Supplemental Indenture and (iii) an Officers’ Certificate and Opinion of Counsel stating that the execution of this Supplemental Indenture is permitted by the Indenture and all conditions precedent and covenants relating to the execution of this Supplemental Indenture have been satisfied.
      5. Parties. Nothing expressed or mentioned herein is intended or shall be construed to give any Person other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or the Indenture or any provision herein or therein contained.
      6. Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed in the State of New York.
      7. Separability. Each provision of this Supplemental Indenture shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
      8. Condition to Operative Effect. Pursuant to Section 9.4 of the Indenture, this Supplemental Indenture shall become effective upon execution hereof by the Trustee and the Company.
      9. Multiple Counterparts. The parties may sign multiple counterparts of this Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.
      10. Effect of Headings. The headings of the sections in this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.
      11. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity, legality or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company.
      12. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly supplemented hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.
[signatures follow on next page]

      IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

STANDARD MANAGEMENT CORPORATION

By:

Ronald D. Hunter
Chairman and Chief Executive Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:

Name:
Title:

STANDARD MANAGEMENT CORPORATION
Solicitation of Consents
With Respect to
$20,700,000 Aggregate Liquidation Amount
of
10.25% Preferred Securities
of
SMAN CAPITAL TRUST I
(CUSIP No. 83168N20-2)
April 8, 2005
To Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees:
      Standard Management Corporation, an Indiana corporation (“Standard Management”), is soliciting consents pursuant to the consent solicitation statement, dated April 8, 2005 (the “Consent Solicitation Statement”), from Holders (as hereinafter defined) of the $20,700,000 aggregate liquidation amount of 10.25% Preferred Securities (the “Preferred Securities”) of SMAN Capital Trust I (the “Trust”) to the adoption of the proposed amendment to the Indenture. The term “Holder” means (1) each person shown on the records of the registrar for the Preferred Securities as a holder as of 5:00 P.M., New York City time, on April 4, 2005 (the “Record Date”) or (2) any other person who has been authorized by proxy or in any other manner acceptable to Standard Management to consent with respect to the applicable Preferred Securities on behalf of such Holder. Capitalized terms used but not defined herein have the meanings given to them in the Consent Solicitation Statement.
      Only Holders may grant a consent by executing and delivering a consent form and, unless timely revoked, such consent will be binding on all subsequent transferees of the Preferred Securities. The Depository Trust Company (“DTC”) has authorized its participants who held Preferred Securities through DTC as of the Record Date (“DTC Participants”) to deliver a consent form. Accordingly, for purposes of the consent solicitation, the term “Holder” shall be deemed to include DTC Participants. In order to cause a consent to be given with respect to Preferred Securities held through DTC, a DTC Participant must complete and sign the consent form and mail or deliver it to Innisfree M&A Incorporated, as Information Agent (the “Information Agent”), at its address as set forth in the Consent Solicitation Statement and pursuant to the procedures set forth therein. A beneficial owner of Preferred Securities held through a DTC Participant must complete and sign a letter of instructions and deliver it to such DTC Participant in order to cause a consent to be given with respect to such Preferred Securities.
      Standard Management will make to Holders whose properly executed and completed (and not revoked) consent forms (which indicate a consent to the proposed amendment to the Indenture) are received by the Information Agent by 5:00 P.M., New York City time, on May 18, 2005, or such later time as provided in the Consent Solicitation Statement (the “Expiration Date”), a cash payment of $0.50 per $10 liquidation amount of the Preferred Securities in respect of which consent has been given (the “Consent Fee”). No Consent Fee will be paid, however, unless the proposed amendment to the Indenture is approved and effected. The proposed amendment will become effective with respect to the Preferred Securities only upon (1) receipt by the Information Agent of the consent from at least 50% of the aggregate liquidation amount of the Preferred Securities outstanding as of the Record Date and (2) execution by Standard Management and the trustee under the Indenture of a supplemental indenture effecting the proposed amendment.
      Standard Management will not pay any fees or commissions to any broker or dealer or other person, other than the Information Agent. However, you will be reimbursed by Standard Management for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients, including the reasonable expenses of overnight courier services.

      For your information, and for forwarding to your clients for whom you hold Preferred Securities registered in your name or in the name of your nominee, we are enclosing the following documents:

1. the Consent Solicitation Statement;

2. a consent form (for delivering the consents);

3. a printed form of a “To Our Clients” Letter, including a Letter of Instructions, which may be sent to your clients for whose accounts you hold Preferred Securities registered in your name or in the name of your nominee, with space provided for obtaining such clients’ instructions with regard to the solicitation of consents. This form will enable your clients to provide consents with respect to any and all Preferred Securities that they own; and

4. a return envelope addressed to Innisfree M&A Incorporated, the Information Agent.
      YOUR PROMPT ACTION IS REQUESTED. WE URGE YOU TO CONTACT YOUR CLIENTS AS SOON AS POSSIBLE. CONSENT FORMS MUST BE RECEIVED BY THE INFORMATION AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON MAY 18, 2005, OR SUCH LATER TIME AS PROVIDED IN THE CONSENT SOLICITATION STATEMENT. HOLDERS WHO DELIVER CONSENTS AFTER THE EXPIRATION TIME WILL NOT BE ENTITLED TO RECEIVE THE CONSENT FEE.
      Any inquiries you may have with respect to the consent solicitation or requests for additional copies of the documents should be addressed to the Information Agent at (212) 750-5833 (Banks and Brokers Call Collect) or (888) 750-5834 (Preferred Security Holders Call Toll-Free).

Very truly yours,

STANDARD MANAGEMENT CORPORATION
      NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AGENT OR AFFILIATE OF STANDARD MANAGEMENT, THE TRUSTEE OR THE INFORMATION AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE CONSENT SOLICITATION, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE CONSENT SOLICITATION STATEMENT AND THE CONSENT FORM.

2

STANDARD MANAGEMENT CORPORATION
Solicitation of Consents
With Respect to
$20,700,000 Aggregate Liquidation Amount
of
10.25% Preferred Securities
of
SMAN CAPITAL TRUST I
(CUSIP No. 83168N20-2)
April 8, 2005
To Our Clients:
      Enclosed for your consideration are the consent solicitation statement dated April 8, 2005 (the “Consent Solicitation Statement”) and the consent form (including instructions) relating to the solicitation by Standard Management Corporation, an Indiana corporation (“Standard Management”), of consents from the holders of the $20,700,000 aggregate liquidation amount of 10.25% preferred securities (the “Preferred Securities”) of SMAN Capital Trust I (the “Trust”) as of April 4, 2005 (the “Record Date”) to the adoption of the proposed amendment to the Indenture governing Standard Management’s 10.25% Junior Subordinated Debentures held by the Trust. Capitalized terms used but not defined herein shall have the meanings given to them in the Consent Solicitation Statement.
      In consideration for the delivery of the consents, a cash payment of $0.50 (the “Consent Fee”) will, subject to the conditions specified in the Consent Solicitation Statement, be made to each holder as of the Record Date for each $10 liquidation amount of Preferred Securities for which a consent has been validly delivered (and not revoked) prior to the Expiration Date (as defined below).
      The materials relating to the consent solicitation are being forwarded to you as the beneficial owner of Preferred Securities carried by us for your account or benefit but not registered in your name. Delivery of consents with respect to any Preferred Securities may only be made by us and pursuant to your instructions. Therefore, Standard Management urges the beneficial owners of Preferred Securities registered in the name of a broker, dealer, commercial bank, trust company (including The Depository Trust Company (“DTC”)) or other nominee to contact us promptly if they wish to deliver consents pursuant to the solicitation.
      Your instructions to us should be forwarded as promptly as possible in order to permit us to provide the related consents on your behalf in accordance with the provisions of the Consent Solicitation Statement. The expiration date is 5:00 P.M., New York City Time, on May 18, 2005 (the “Expiration Date”), unless extended as provided in the Consent Solicitation Statement. As provided in the Consent Solicitation Statement, consents may be revoked at any time up to the time Standard Management delivers evidence of the requisite consents to the proposed amendment to the trustee under the Indenture (the “Trustee”).
      If you wish to have us deliver consents with respect to any or all of your Preferred Securities held by us or which we hold through DTC for your account or benefit pursuant to the Consent Solicitation Statement, please so instruct us by completing, executing and returning to us the Letter of Instructions set forth on the following page. Unless otherwise specified in the Letter of Instructions, if you authorize us to grant a consent, we will grant such consent with respect to the entire aggregate liquidation amount of Preferred Securities which we hold for your account. The accompanying consent form is furnished to you for informational purposes only and may not be used by you to deliver consents for Preferred Securities held by us and registered in our name for your account.

LETTER OF INSTRUCTIONS WITH RESPECT TO DELIVERY OF CONSENTS IN
CONNECTION WITH THE CONSENT SOLICITATION
TO BE USED IF YOU WISH US TO CONSENT ON YOUR BEHALF
      The undersigned acknowledge(s) receipt of your letter and the enclosed Consent Solicitation Statement, dated April 8, 2005 (the “Consent Solicitation Statement”), and the Consent Form in connection with the solicitation by Standard Management Corporation of consents from the holders of the 10.25% Preferred Securities (the “Preferred Securities”) of SMAN Capital Trust I (the “Trust”) to the adoption of the proposed amendment to the Indenture governing Standard Management’s 10.25% Junior Subordinated Debentures held by the Trust.
      AUTHORIZATION TO CONSENT — This will authorize you to deliver the undersigned’s consent with respect to the aggregate liquidation amount of Preferred Securities indicated below held by you for the account or benefit of the undersigned, pursuant to the terms and conditions set forth in the Consent Solicitation Statement.
Please sign here and provide
the following information

Signature(s)

Name(s) (please print)

Address

Zip Code

Area Code and Telephone Number
Please provide the following information

Tax Identification or Social Security Number

My Account Number(s) With You

Liquidation Amount Beneficially Owned

Liquidation Amount with respect to which Consent is Given
(must be an integral multiple of $10)
Dated:                                                            , 2005

STANDARD MANAGEMENT CORPORATION
Solicitation of Consents
With Respect to
$20,700,000 Aggregate Liquidation Amount
of
10.25% Preferred Securities
of
SMAN CAPITAL TRUST I
(CUSIP No. 83168N20-2)
Pursuant to the
Consent Solicitation Statement dated April 8, 2005
THE CONSENT SOLICITATION EXPIRES AT 5:00 P.M., NEW YORK CITY TIME, ON MAY 18, 2005, UNLESS EXTENDED BY US (THE “EXPIRATION DATE”). CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO THE DATE ON WHICH THE TRUSTEE UNDER THE INDENTURE GOVERNING SUCH PREFERRED SECURITIES (THE “TRUSTEE”) RECEIVES EVIDENCE THAT THE REQUISITE CONSENTS HAVE BEEN OBTAINED IN ACCORDANCE WITH THE TERMS OF THE INDENTURE (THE “CONSENT DATE”).
Delivery to Innisfree M&A Incorporated, the Information Agent for the Consent Solicitations:

By Regular or Certified Mail: Innisfree M&A Incorporated P.O. Box 5143 New York, NY 10150-5143	By Hand or by Overnight Mail or Courier: Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, NY 10022

To Confirm Facsimile Receipt by Telephone (Eligible Guarantor Institutions Only): (212) 750-5833	By Facsimile (Eligible Guarantor Institutions Only): (212) 750-5799
For Information:
Noteholders Call Toll-Free:
(888) 750-5834
Banks and Brokers Call Collect:
(212) 750-5833
      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS CONSENT FORM VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS CONSENT FORM SHOULD BE READ CAREFULLY BEFORE THIS CONSENT FORM IS COMPLETED. CONSENTS SHOULD NOT BE DELIVERED TO STANDARD MANAGEMENT OR THE TRUSTEE.
      This form (the “Consent Form”) relates to the solicitation (the “Consent Solicitation”) made by Standard Management Corporation (“Standard Management”) to Holders (as defined below) of the $20,700,000 aggregate liquidation amount of 10.25% Preferred Securities (the “Preferred Securities”) of SMAN Capital Trust I (the “Trust”), as described in the accompanying Consent Solicitation Statement dated April 8, 2005 (the “Consent

Solicitation Statement”). The term “Holder” means (i) each such person shown on the records of the registrar for the Preferred Securities as a holder as of 5:00 P.M., New York City time, on April 4, 2005 (the “Record Date”) or (ii) any other person who has been authorized by proxy or in any other manner acceptable to Standard Management to consent with respect to the applicable Preferred Securities on behalf of such Holder.
      Any beneficial owner or registered holder who is not the Holder of Preferred Securities with respect to which a Consent Form is delivered, but who desires to give a consent and thus be entitled to receive a Consent Fee, must be authorized by proxy or in any other manner acceptable to Standard Management to consent with respect to the applicable Preferred Securities on behalf of a Holder and must deliver evidence of authority to the Information Agent.
PLEASE READ THIS ENTIRE CONSENT FORM CAREFULLY BEFORE SIGNING BELOW.
CONSENT
      By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement. The undersigned hereby represents and warrants that the undersigned is a Holder of the Preferred Securities indicated above and has full power and authority to take the action indicated below in respect of such Preferred Securities. The undersigned will, upon request, execute and deliver any additional documents deemed by Standard Management to be necessary or desirable to perfect the undersigned’s consent.
      The undersigned acknowledges that the undersigned must comply with the provisions of this Consent Form, and complete the information required herein, to consent validly to the proposed amendment set forth in the Consent Solicitation Statement. The effectiveness of the proposed amendment is subject to the conditions set forth in the Consent Solicitation Statement and discussed herein.
      Please indicate by marking the appropriate box below whether you (1) consent to the proposed amendment or (2) do not consent to the proposed amendment. The undersigned acknowledges that a Consent Form delivered pursuant to any one of the procedures described under the heading “Information Concerning the Consent Solicitation — Procedures for Giving or Withholding Consents” in the Consent Solicitation Statement and in the instructions hereto will constitute a binding agreement between the undersigned and Standard Management upon the terms and subject to the conditions of the Consent Solicitation. The undersigned further understands that if no box is checked below but this Consent Form is executed and delivered to the Information Agent, the undersigned will be deemed to have consented to the proposed amendment. The undersigned hereby agrees that it will not revoke any consent it grants hereby except in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

CONSENT ☐	DO NOT CONSENT ☐
       Unless otherwise specified in the table below entitled “DESCRIPTION OF PREFERRED SECURITIES AS TO WHICH CONSENTS ARE GIVEN,” this Consent Form relates to (1) the total liquidation amount of the Preferred Securities held of record by the undersigned at the close of business on the Record Date or (2) if the undersigned is not a Holder and this consent relates to Preferred Securities in respect of which the undersigned is acting pursuant to a proxy or other authority given by the Holder, the total liquidation amount of the Preferred Securities to which such proxy or other authorization relates. If this Consent Form relates to less than the total liquidation amount of the Preferred Securities so held, the undersigned has listed on the table below the serial numbers (with respect to the Preferred Securities not held by depositories) and liquidation amounts of the Preferred Securities for which consent is given. If the space provided below is inadequate, list the certificate numbers and aggregate liquidation amounts on a separate signed schedule and affix the list to this Consent Form.
      The undersigned authorizes the Information Agent to deliver this Consent Form and any proxy delivered in connection herewith to Standard Management and to the trustee of the Trust as evidence of the undersigned’s actions with respect to the proposed amendment.

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DESCRIPTION OF PREFERRED SECURITIES AS TO WHICH CONSENTS ARE GIVEN

Liquidation
Amount with
Name(s) and		Aggregate	Respect to Which
Address(es) of	Certificate	Liquidation Amount	Consents Are
Holder(s):	Number(s)*	of Certificate(s)**	Given**

Total Liquidation Amount with Respect to Which Consents Are Given			$

* Need not be completed by Holders whose Preferred Securities are held of record by depositories.
** Unless otherwise indicated in the column labeled “Liquidation Amount with Respect to Which Consents Are Given,” the Holder will be deemed to have consented in respect of the entire aggregate liquidation amount represented by the Preferred Securities indicated in the column labeled “Aggregate Liquidation Amount of Certificate(s).”

CONSENT FEE INSTRUCTIONS
      Subject to the terms and conditions set forth herein and in the Consent Solicitation Statement, Standard Management agrees to pay to each Holder who timely delivers to the Information Agent a valid and unrevoked Consent prior to the Expiration Date which is accepted by Standard Management, a cash payment equal to $0.50 per $10 liquidation amount of Preferred Securities as to which such consent relates (the “Consent Fee”). Standard Management will not be obligated to pay any Consent Fee unless and until the conditions described in the Consent Solicitation Statement, including approval of the proposed amendment, have been satisfied or waived by Standard Management. The Consent Fee will be paid only to Holders whose valid Consent Forms indicating that the Holder “Consents” to the proposed amendment are received by the Information Agent prior to the Expiration Date, and so accepted by Standard Management. Holders whose valid Consent Forms are not received by the Information Agent on or prior to the Expiration Date, indicate that they “Do Not Consent” or are not accepted by Standard Management will NOT be entitled to a Consent Fee.
      In order for a consent to be valid and effective, (a) the Consent Form must be properly completed, executed and delivered to the Information Agent on or prior to the Expiration Date and (b) the consent must not thereafter be properly revoked as provided herein and in the Consent Solicitation Statement. Payment of the Consent Fee is conditioned upon satisfaction, or waiver by Standard Management, of these conditions: (1) receipt by the Information Agent prior to the Expiration Date of the requisite consents required to approve the proposed amendment, i.e., valid and unrevoked Consents from Holders representing not less than a majority in aggregate liquidation amount of all outstanding Preferred Securities; (2) execution by Standard Management and the trustee of a supplemental indenture embodying the proposed amendment; and (3) the absence of any law or regulation which would, and the absence of any injunction or action or other proceeding (pending or threatened) which (in the case of any action or proceeding if adversely determined) would, make unlawful or invalid or enjoin the implementation of the proposed amendment or the payment of the Consent Fee or that would question the legality or validity thereof (collectively, the “Conditions”). Standard Management will pay the Consent Fee as promptly as practicable upon satisfaction or waiver of the Conditions.
      Payment of the Consent Fee will be made by the Deutsche Bank Trust Company Americas (the “Paying Agent”) on behalf of Standard Management. Please indicate below to whom the Consent Fee should be paid.

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SPECIAL PAYMENT INSTRUCTIONS
   To be completed ONLY if the check for the Consent Fee is to be issued in the name of and sent to someone other than the undersigned.
Payment to:
Name

(Please Print)
Address

(Include Zip Code)

(Taxpayer Identification or Social Security
Number* of Payee)
SPECIAL DELIVERY INSTRUCTIONS
   To be completed ONLY if payment for the Consent Fee is to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in the box entitled “DESCRIPTION OF PREFERRED SECURITIES AS TO WHICH CONSENTS ARE GIVEN.”
Delivery to:
Name

(Please Print)
Address

(Include Zip Code)

*	Please also complete the enclosed Substitute Form W-9.

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IMPORTANT — READ CAREFULLY
      If this Consent Form is executed by the Holder, it must be executed in exactly the same manner as the name of the Holder appears on the Preferred Securities. An authorized DTC Participant must execute this Consent Form exactly as its name appears on DTC’s position listing as of the Record Date. If the Preferred Securities are held of record by two or more joint Holders, all such Holders must sign the Consent Form. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to Standard Management of such person’s authority to so act. If the Preferred Securities are registered in different names, separate Consent Forms must be executed covering each form of registration. If a Consent Form is executed by a person other than the Holder, then such person must have been authorized by proxy or in some other manner acceptable to Standard Management to consent on behalf of the Holder.
TO CONSENT TO THE PROPOSED AMENDMENT, PLEASE SIGN BELOW
(See Instructions 1, 2 and 5)
X

X

Signature(s) of Holder(s)	Date
PLEASE TYPE OR PRINT INFORMATION BELOW
Name(s):

Capacity:

Address:

       (Including Zip Code)
Area Code and
Telephone Number:

SIGNATURE GUARANTEE
(If required by Instruction 5)
Signature(s) Guaranteed

By an Eligible Institution:
(Authorized Signature)

(Title)

(Name of Eligible Institution)
Dated:

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INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE
CONSENT SOLICITATION
      1. Delivery of this Consent Form. Subject to the terms and conditions set forth herein and in the Consent Solicitation Statement, a properly completed and duly executed copy of this Consent Form and any other documents required by this Consent Form must be received by the Information Agent at its address or facsimile number set forth on the cover hereof on or prior to the Expiration Date (provided that the executed original of each document sent by facsimile transmission on or prior to the Expiration Date must be received by the Information Agent at its address prior to 5:00 P.M., New York City time, on the third business day following the Expiration Date). The method of delivery of this Consent Form and all other required documents to the Information Agent is at the election and risk of the consenting Holder, and except as otherwise provided below, the delivery will be deemed to be made only when actually received by the Information Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Consent Form should be sent to any person other than the Information Agent.
      Any beneficial owner of the Preferred Securities who wishes to consent to the proposed amendment and who is not a Holder of such Preferred Securities must (1) arrange with the person who is the Holder or such Holder’s assignee or nominee to execute and deliver this Consent Form on behalf of such beneficial owner or (2) obtain a duly executed proxy from the registered Holder authorizing the beneficial holder to execute and deliver to the Information Agent a Consent with respect to the Preferred Securities on behalf of such Holder.
      If the Information Agent receives the requisite consents on or prior to the Expiration Date and the other Conditions are satisfied, then Standard Management will deliver the requisite consents to the trustee and Standard Management and the trustee will execute the supplemental indenture effecting the proposed amendment. If Standard Management and the trustee execute the supplemental indenture, the proposed amendment will be binding upon all Holders, whether or not such Holders have given their consent.
      2. Holders Entitled to Consent. Only a Holder (or its representative or attorney-in-fact) or another person who has complied with the procedures set forth below may execute and deliver a Consent Form. Any beneficial owner or registered holder of the Preferred Securities who is not the Holder thereof must arrange with such Holder(s) or such Holder’s assignee or nominee to execute and deliver this Consent Form to the Information Agent on behalf of such beneficial owner. A consent by a Holder is a continuing consent notwithstanding that ownership of a Preferred Security has been transferred subsequent to the Record Date, unless the Holder timely revokes the prior consent in accordance with the procedures set forth herein and in the Consent Solicitation Statement. A person who becomes a Holder with respect to the Preferred Securities after the Record Date may consent with respect to such Preferred Securities prior to the Expiration Date by delivering a Consent Form, provided that a Consent Form has not been given with respect to such Preferred Securities or has been given and then revoked prior to such subsequent Holder’s consent.
      3. Special Payment and Delivery Instructions. Consenting Holders should indicate, in the applicable box, the name and address to which the Consent Fee is to be issued or sent, if different from the name and address of the person submitting this Consent Form. In the case of issuance or payment in a different name, the tax identification number of the person named must also be indicated and a Substitute Form W-9 for such recipient must be completed. See Instruction 4. If no such instructions are given, the Consent Fee will be sent to the name and address of the person signing this Consent Form.
      4. Substitute Form W-9. The consenting Holder is required to provide the Paying Agent with his or her correct taxpayer identification number (“TIN”) on the Substitute Form W-9 included in this Consent Form. In the case of a consenting Holder who has completed the box entitled “SPECIAL PAYMENT INSTRUCTIONS” above, however, the correct TIN on the Substitute Form W-9 should be provided for the recipient of the Consent Fee delivered pursuant to such instructions. Failure to provide the information on the Form W-9 will cause the Paying Agent to withhold 28% of any payments made to the consenting Holder or such recipient, as the case may be. See “IMPORTANT TAX INFORMATION” below.

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      5. Signatures on this Consent Form and Endorsements; Guarantee of Signatures. If this Consent Form is signed by the Holder(s) of the Preferred Securities with respect to which this consent is given, the signature(s) of such Holder(s) must correspond with the name(s) as contained on the Record Date on the books of the register maintained by the trustee without alteration, enlargement or any change whatsoever.
      If any of the Preferred Securities with respect to which this consent is given were held of record on the Record Date by two or more joint Holders, all such Holders must sign this Consent Form. If any Preferred Securities with respect to which this consent is given have different Holders, it will be necessary to complete, sign and submit as many separate copies of this Consent Form and any necessary accompanying documents as there are different Holders.
      If a Consent Form is executed by a person other than the Holder, then such person must have been authorized by proxy or in some other manner acceptable to Standard Management in order to execute the Consent Form with respect to the applicable Preferred Securities on behalf of the Holder.
      If this Consent Form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should indicate such fact when signing, and, unless waived by Standard Management, should submit with this Consent Form evidence satisfactory to Standard Management of his or her authority to so act.
      All signatures on this Consent Form or a notice of revocation, as the case may be, must be guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings association (each an “Eligible Institution”). However, signatures need not be guaranteed if this Consent is given by or for the account of an Eligible Institution.
      6. Revocation of Consent. Prior to the Consent Date, any Holder of Preferred Securities as to which a consent has been given may revoke such Consent as to such Preferred Securities or any portion of such Preferred Securities (in integral multiples of $10). The “Consent Date” is the date on which the trustee receives evidence from Standard Management that the requisite consents have been obtained in accordance with the terms of the Indenture. The transfer of the Preferred Securities after the Record Date will not have the effect of revoking any consent theretofore validly given by a Holder of such Preferred Securities, and each properly completed and executed Consent Form will be counted notwithstanding any transfer of the Preferred Securities to which such consent relates, unless the procedure for revoking consents described below has been complied with.
      A Holder desiring to revoke a consent must, on or prior to the Consent Date, deliver to the Information Agent at the address or facsimile number set forth on the cover of this Consent Form written revocation of such Consent containing the name of such Holder, the serial number of the Preferred Securities to which such revocation relates, the liquidation amount of Preferred Securities to which such revocation relates and the signature of such Holder.
      To be effective, the revocation must he executed by the Holder of such Preferred Securities in the same manner as the name of such Holder appears on the Consent Form. If a revocation is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of the consent will be effective only as to the Preferred Securities listed on the revocation and only if such revocation complies with the provisions of this Consent Form and the Consent Solicitation Statement. Only a Holder is entitled to revoke a consent previously given. A beneficial owner of the Preferred Securities must arrange with the Holder to execute and deliver on its behalf a revocation of any consent already given with respect to such Preferred Securities. A transfer of Preferred Securities after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to the relevant consent to the proposed amendment. A purported notice of revocation that is not received and accepted by the Information Agent in a timely fashion as a valid revocation will not be effective to revoke a consent previously given.

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      A revocation of a consent may be rescinded only by the execution and delivery of a new Consent Form by following one of the described procedures at any time prior to the Consent Date.
      7. Expiration Date; Extensions; Amendment. The Consent Solicitation expires at 5:00 P.M., New York City time, on May 18, 2005, unless Standard Management, in its sole discretion, extends the period during which the Consent Solicitation is open, in which case the term “Expiration Date” shall mean, with respect to the Consent Solicitation as so extended, the latest date and time to which the Consent Solicitation is extended. In order to extend the Expiration Date, Standard Management will notify the Information Agent and the trustee in writing or orally of any extension prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date and will make a public announcement thereof by press release as promptly as practicable thereafter. Standard Management may extend the Consent Solicitation on a daily basis or for such specified period of time as it determines in its sole discretion. Failure by any Holder or beneficial owner of the Preferred Securities to be so notified will not affect the extension of the Consent Solicitation.
      If the Consent Solicitation is amended in a manner determined by Standard Management to be materially adverse to the Holders, Standard Management will promptly disclose such amendment in a written notice delivered to each Holder of the Preferred Securities and any person known to Standard Management to be beneficial owners of the Preferred Securities on the Record Date, and Standard Management will extend the Consent Solicitation for a period deemed by Standard Management to be adequate to permit such Holders to deliver or revoke their consents.
      8. Questions Regarding Validity, Form, Legality, etc. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of consents and revocations of consents will be resolved by Standard Management, whose determinations will be final and binding on all parties. Standard Management reserves the absolute right to reject any or all consents and revocations that are not in proper form or the acceptance of which could, in the opinion of Standard Management, be unlawful. Standard Management also reserves the right to waive any irregularities in connection with deliveries which, on Standard Management’s request, must be cured within such time as Standard Management determines. None of Standard Management, the trustee, the Information Agent or any other person shall have any duty to give notification of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consent Forms or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. Standard Management’s interpretation of the terms and conditions of the Consent Solicitation (including this Consent Form and the accompanying Consent Solicitation Statement and the instructions hereto and thereto) will be binding on all parties.
      9. Waiver of Conditions; Termination. Standard Management reserves the absolute right, at any time prior to the Expiration Date and subject to applicable law, to extend, amend, waive or modify the terms and conditions of the Consent Solicitation. Standard Management reserves the absolute right, at any time, to terminate the Consent Solicitation.
      10. Requests for Assistance, Additional Copies and Questions. Questions concerning the terms of the Consent Solicitation, requests for assistance in completing and delivering this Consent Form or for additional copies of the Consent Solicitation Statement, this Consent Form or other related documents should be directed to Innisfree M&A Incorporated as the Information Agent at the address set forth on the cover of this Consent Form.

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IMPORTANT TAX INFORMATION
Substitute Form W-9
      Under the federal income tax laws, the Paying Agent may be required to withhold a portion of the amount of any Consent Fee made to certain Holders pursuant to the Consent Solicitation. In order to avoid such backup withholding, each Holder must provide to the Paying Agent such Holder’s correct Taxpayer Identification Number (“TIN”) by completing the Substitute Form W-9 set forth below. In general, if a Holder is an individual, the TIN is the Social Security number of such individual. If the Holder does not have a TIN but has applied for a TIN or intends to apply for a TIN in the near future, then such Holder should write “Applied for” in the space for the TIN in Part 1, check the box in Part 3 and sign and date the form and give it to the Paying Agent. In addition, a consenting Holder who checked the box in Part 3 must complete the “Certificate of Person Awaiting Taxpayer Identification Number” provided below. Generally, such Holder will then have 60 days to obtain a TIN and furnish it to the Paying Agent by completing a new Form W-9, including a new TIN. Notwithstanding that the box in Part 3 on the Substitute Form W-9 is checked (and the Certificate of Person Awaiting Taxpayer Identification Number is completed), the Paying Agent will withhold a portion of all such payments until such time as a properly certified TIN is provided to the Paying Agent but not longer than 60 days, after which time the funds will be turned over to the Internal Revenue Service. If the Paying Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain Holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. These Holders should enter the correct TIN in Part 1 of the Substitute Form W-9, write “Exempt” in Part 2 of the Substitute Form W-9, sign under the certification and date the form.
Consequences of Failure to File Substitute Form W-9
      Failure to complete the Substitute Form W-9 may require the Paying Agent to withhold a portion of the amount of any Consent Fee made pursuant to the Consent Solicitation. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the Holder may claim a refund from the Internal Revenue Service.

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PAYOR’S NAME:

SUBSTITUTE	Name:

Please check the appropriate box:
FORM W-9	☐ Individual Proprietor ☐ Corporation ☐ Partnership ☐	Other

Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”)	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number

Part 2 — Certification — Under Penalties of Perjury, I certify that:
(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
	(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.	Part 3 — Awaiting TIN ☐

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
	SIGNATURE OF	DATE -------------------------, 2005
NAME
ADDRESS
	CITY ---------------------------------------------------- CODE	-------------------------- STATE ------------------------------------------------------------------------------ ZIP --------------------------

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY CONSENT FEE PAID TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OR TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.
CERTIFICATE OF PERSON AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to obtain a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the date hereof, a portion of all reportable payments due to me will be withheld.
Signature ______________________________ Date _________________________, 2005

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